                             The Legends Fund, Inc.


                                  Annual Report

                                  June 30, 1999




                                    Contents


President's Letter........................................................ 1
Report of Independent Auditors.............................................2
Financial Statements, Financial Highlights, and Schedules of
    Investments:
       Harris Bretall Sullivan & Smith Equity Growth Portfolio............ 3
       Scudder Kemper Value Portfolio..................................... 7
       Zweig Asset Allocation Portfolio...................................12
       Zweig Equity (Small Cap) Portfolio.................................18
Notes to Financial Statements.............................................25
Portfolio Performance.....................................................31










THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. NEITHER THE FUND NOR ARM SECURITIES CORPORATION, THE PRINCIPAL UNDERWRITER FOR FUND SHARES, IS A BANK AND FUND SHARES ARE NOT BACKED OR GUARANTEED BY ANY BANK OR INSURED BY THE FEDERAL DEPOSITORY INSURANCE CORPORATION.

                                                          THE LEGENDS FUND, INC.
--------------------------------------------------------------------------------
We are pleased to present the 1999 Annual Report for The Legends Fund, Inc. (the "Fund"). Thanks to all of our current investors and we extend a special welcome to all new investors who have joined us during the period.

Total returns for each of the Fund's portfolios for the fiscal years ended June 30, 1999 and 1998, respectively, are listed below:

                                                       YEAR ENDED JUNE 30,
                                                  ---------------------------
                         PORTFOLIO                   1999             1998
-----------------------------------------------------------------------------
Harris Bretall Sullivan & Smith Equity Growth         35.19%          29.11%
Scudder Kemper Value                                  18.09%          23.36%
Zweig Asset Allocation                                (3.73%)         21.38%
Zweig Equity (Small Cap)                              (9.24%)         23.72%


Included in this Annual Report is detailed information of the investment holdings of each portfolio as of June 30, 1999, as well as other financial information.

The investment disciplines available within the Fund span a broad spectrum, providing you with the choices and flexibility to plan for the long-term. The Fund exists for the sole purpose of helping to provide you with valuable tools for meeting your investment objectives.

If you have any questions or comments, please feel free to contact us at your convenience.

Sincerely,

/s/ E.J. Haines

Edward J. Haines
President
The Legends Fund, Inc.

                         Report of Independent Auditors

The Shareholders and Board of Directors
The Legends Fund, Inc.

We have audited the accompanying statements of assets and liabilities of The Legends Fund, Inc. (the Fund) (comprised of the Harris Bretall Sullivan & Smith Equity Growth, Scudder Kemper Value, Zweig Asset Allocation and Zweig Equity (Small Cap) portfolios), including the schedules of investments, as of June 30, 1999, and the related statements of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned at June 30, 1999, by correspondence with the custodian. As to securities relating to uncompleted transactions, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios of the Fund at June 30, 1999, and the results of their operations for the year then ended, changes in their net assets each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended in conformity with generally accepted accounting principles.

                                                   /s/ Ernst & Young LLP

Kansas City, Missouri
August 10, 1999,
except for Note 5, as to which the date is August 20, 1999

             Harris Bretall Sullivan & Smith Equity Growth Portfolio

                       Statement of Assets and Liabilities

                                  June 30, 1999

 ASSETS
     Investments in securities, at value (cost $29,399,436)--See accompanying schedule             $55,310,175
     Dividends and interest receivable                                                                  16,565
     Receivable for capital shares sold                                                                132,322
                                                                                                   -----------
         Total assets                                                                               55,459,062

 LIABILITIES
     Accounts payable and accrued expenses                                                              30,693
                                                                                                   -----------
         Total liabilities                                                                              30,693
                                                                                                   -----------

 NET ASSETS                                                                                        $55,428,369
                                                                                                   -----------
                                                                                                   -----------

 Net Assets consist of:
     Paid-in capital                                                                               $28,676,226
     Accumulated undistributed net realized gain on investments                                        841,404
     Net unrealized appreciation on investments                                                     25,910,739
                                                                                                   -----------

 NET ASSETS, for 2,132,236 shares outstanding                                                      $55,428,369
                                                                                                   -----------
                                                                                                   -----------

 NET ASSET VALUE, offering and redemption price per share                                          $     26.00
                                                                                                   -----------
                                                                                                   -----------

                             Statement of Operations

                            Year Ended June 30, 1999
INVESTMENT INCOME
    Dividends                                                                                      $   256,921
    Interest                                                                                            36,402
                                                                                                   -----------
        Total investment income                                                                        293,323

EXPENSES
    Investment advisory and management fees                                                            280,242
    Custody and accounting fees                                                                        117,390
    Professional fees                                                                                    8,150
    Directors' fees and expenses                                                                         4,898
    Other expenses                                                                                       8,746
                                                                                                   -----------
        Total expenses                                                                                 419,426
                                                                                                   -----------
Net investment loss                                                                                   (126,103)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
    Net realized gain on investments                                                                 1,150,781
    Change in net unrealized appreciation on investments                                            12,820,070
                                                                                                   -----------
 Net realized and unrealized gain on investments                                                    13,970,851
                                                                                                   -----------

Net increase in net assets resulting from operations                                               $13,844,748
                                                                                                   -----------
                                                                                                   -----------

  SEE ACCOMPANYING NOTES.

             Harris Bretall Sullivan & Smith Equity Growth Portfolio

                       Statements of Changes in Net Assets

                                                                                     YEAR ENDED JUNE 30,
                                                                                    1999              1998
                                                                                ------------------------------

INCREASE (DECREASE) IN NET ASSETS
 Operations:
     Net investment loss                                                         $  (126,103)    $     (3,025)
     Net realized gain on investments                                              1,150,781        3,870,031
     Change in net unrealized appreciation on investments                         12,820,070        4,234,149
                                                                                -------------   --------------
         Net increase in net assets resulting from operations                     13,844,748        8,101,155

 Distributions to shareholders from:
     Net investment income                                                                -           (35,592)
     Net realized gain                                                            (4,108,321)      (2,143,586)
                                                                                -------------   --------------
         Total distributions to shareholders                                      (4,108,321)      (2,179,178)

 Capital share transactions:
     Proceeds from sales of shares                                                13,015,410       12,618,333
     Proceeds from reinvested distributions                                        4,108,321        2,179,178
     Cost of shares redeemed                                                      (9,093,677)     (11,872,273)
                                                                                -------------   --------------
         Net increase in net assets resulting from share transactions              8,030,054        2,925,238
                                                                                -------------   --------------

 Total increase in net assets                                                     17,766,481        8,847,215

 NET ASSETS
 Beginning of period                                                              37,661,888       28,814,673
                                                                                -------------   --------------

 End of period                                                                   $55,428,369     $ 37,661,888
                                                                                -------------   --------------
                                                                                -------------   --------------

 OTHER INFORMATION
 Shares:
     Sold                                                                            575,275          650,111
     Issued through reinvestment of distributions                                    180,671          118,950
     Redeemed                                                                       (407,703)        (629,133)
                                                                                -------------   --------------
         Net increase                                                                348,243          139,928
                                                                                -------------   --------------
                                                                                -------------   --------------


SEE ACCOMPANYING NOTES.

             Harris Bretall Sullivan & Smith Equity Growth Portfolio

                              Financial Highlights

                                                                     YEAR ENDED JUNE 30,
                                           ----------------------------------------------------------------------
                                               1999          1998           1997          1996          1995
                                           ----------------------------------------------------------------------
SELECTED PER-SHARE DATA
Net asset value, beginning
    of period                                $ 21.11     $  17.53        $  14.49     $  12.85      $   9.36
Income from investment operations:
    Net investment income (loss)               (0.06)           -(a)         0.02            -(a)       0.01
    Net realized and unrealized
       gain on investments                      7.17         4.90            4.13         1.74          3.48
                                           ------------- -------------- ------------- ------------- -------------
    Total from investment
        operations                              7.11         4.90            4.15         1.74          3.49

Less distributions:
    From net investment income                     -        (0.02)             -(a)      (0.01)            -

    From net realized gain                     (2.22)       (1.30)          (1.11)       (0.09)            -
                                           ------------- -------------- ------------- ------------- -------------
    Total distributions                        (2.22)       (1.32)          (1.11)       (0.10)            -
                                           ------------- -------------- ------------- ------------- -------------

Net asset value, end of period               $ 26.00     $  21.11        $  17.53     $  14.49       $ 12.85
                                           ------------- -------------- ------------- ------------- -------------
                                           ------------- -------------- ------------- ------------- -------------

TOTAL RETURN                                   35.19%       29.11%          30.23%       13.59%        37.29%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
    (in thousands)                           $55,428     $ 37,662        $ 28,815     $ 23,810      $ 16,393
Ratio of expenses to average
    net assets                                  0.96%        0.95%           1.03%        1.04%         1.05%
Ratio of net investment income
    (loss) to average net assets               (0.29%)      (0.01%)          0.14%        0.03%         0.13%
Portfolio turnover rate                           27%          57%             46%          58%           31%



(a)  Less than $0.01 per share.

             Harris Bretall Sullivan & Smith Equity Growth Portfolio

                             Schedule of Investments

                                  June 30, 1999

                                                        Number
COMMON STOCKS (98.0%)                                  of Shares       Value
                                                       ---------   -----------
BASIC CHEMICAL PLASTICS & SYNTHETICS (15.1%)
    Abbott Laboratories                                   23,100   $ 1,051,050
    Bristol-Myers Squibb Company                          14,600     1,028,388
    Colgate-Palmolive Company                              9,300       918,375
    Merck & Company, Inc.                                 15,400     1,139,600
    Pfizer, Inc.                                           9,600     1,053,600
    Schering-Plough                                       22,000     1,166,000
    The Proctor & Gamble Company                          10,000       892,500
    Warner-Lambert Company                                15,500     1,075,313
                                                                   -----------
                                                                     8,324,826
BUSINESS SERVICES (14.7%)
    America Online, Inc.*                                 15,600     1,723,800
    Automatic Data Processing, Inc.                       23,000     1,012,000
    Microsoft Corporation*                                22,000     1,982,750
    Sun Microsystems, Inc.*                               14,600     1,006,031
    The Interpublic Group of Companies, Inc.*             13,800     1,195,425
    Yahoo! Inc.*                                           6,900     1,188,309
                                                                   -----------
                                                                     8,108,315
COMMUNICATIONS (2.5%)
    MCI WorldCom, Inc.*                                   16,000     1,376,500

DEPOSITORY INSTITUTIONS (5.2%)
    BankAmerica Corporation                               11,990       879,017
    Citigroup, Inc.                                       23,000     1,092,500
    Wells Fargo Company                                   21,000       897,750
                                                                   -----------
                                                                     2,869,267
ELECTRICAL & ELECTRONIC MACHINERY (7.7%)
    General Electric Company                              15,500     1,751,500
    Intel Corporation                                     22,600     1,343,993
    Lucent Technologies, Inc.                             17,000     1,146,438
                                                                   -----------
                                                                     4,241,931
FABRICATED METAL PRODUCTS (2.1%)
    Illinois Tool Works, Inc.                             14,400     1,180,800

FOOD & KINDRED PRODUCTS (1.4%)
    The Coca-Cola Company                                 12,500       781,250

GENERAL MERCHANDISE STORES (5.1%)
    Dayton Hudson Corporation                             19,700     1,280,500
    Wal-Mart Stores, Inc.                                 32,200     1,553,650
                                                                   -----------
                                                                     2,834,150
INDUSTRIAL MACHINERY & EQUIPMENT (9.4%)
    Applied Materials, Inc.*                              17,700     1,307,033
    Cisco Systems, Inc.*                                  31,500     2,028,797
    Dell Computer Corporation*                            24,000       887,250
    EMC Corporation*                                      18,000       990,000
                                                                   -----------
                                                                     5,213,080
INSTRUMENTS & RELATED PRODUCTS (2.2%)
    Medtronic, Inc.                                       15,800     1,230,425

INSURANCE CARRIERS (1.9%)
    American International Group, Inc.                     9,187     1,075,453

                                                         Number
COMMON STOCKS (CONTINUED)                              of Shares      Value
                                                       ---------   -----------
MISC. MANUFACTURING INDUSTRIES (2.5%)
    Tyco International Ltd.                               14,500   $ 1,373,875

MOTION PICTURES (1.2%)
    The Walt Disney Company                               22,000       677,875

PRINTING & PUBLISHING (2.3%)
    Time Warner, Inc.                                     17,600     1,293,600

RETAIL-BUILDING MATERIAL HARDWARE (2.6%)
    The Home Depot, Inc.                                  22,000     1,417,625

RETAIL-FOOD STORES (4.1%)
    Starbucks Corporation*                                35,600     1,333,888
    The Kroger Co.*                                       33,200       927,525
                                                                   -----------
                                                                     2,261,413
RETAIL - MISCELLANEOUS (2.2%)
    Walgreen Company                                      41,000     1,204,375

SECURITY & COMMODITY BROKERS (8.4%)
    Morgan Stanley, Dean Witter,
       Discover and Company                               13,800     1,414,500
    The Charles Schwab Corporation                        18,000     1,977,750
    The Goldman Sachs Group, Inc.                         17,000     1,228,250
                                                                   -----------
                                                                     4,620,500

TRANSPORTATION BY AIR (1.3%)
    AMR Corporation*                                      10,300       702,975

WATER TRANSPORTATION (2.3%)
    Carnival Corporation                                  26,000     1,261,000


WHOLESALE TRADE-DURABLE GOODS (2.0%)
    Johnson & Johnson                                     11,100     1,087,800

WHOLESALE TRADE-NONDURABLE GOODS (1.8%)
    Safeway, Inc.*                                        19,600       970,200
                                                                   -----------

TOTAL COMMON STOCKS (Cost $28,196,496)                              54,107,235

                                                      Principal
SHORT-TERM SECURITIES (2.0%)                           Amount
                                                      ---------
REPURCHASE AGREEMENT (2.0%)
  State Street Bank, 3.50%, due 7/01/1999
  (Dated 6/30/1999, collateralized by U.S.
  Treasury Note, 6.375%, due 8/15/2027,
  value $1,237,600)                                   $1,202,940


                                                                     1,202,940
                                                                   -----------

TOTAL SHORT -TERM SECURITIES (Cost $1,202,940)                       1,202,940
                                                                   -----------

TOTAL INVESTMENTS (100.0%) (Cost $29,399,436)                      $55,310,175
                                                                   -----------
                                                                   -----------


*Non-income producing

OTHER INFORMATION:
    Purchases and sales of securities, excluding short-term securities, for the year ended June 30, 1999, aggregated $14,467,358 and $10,367,401, respectively. At June 30, 1999, net unrealized appreciation for tax purposes aggregated $25,678,898, of which $25,836,810 related to appreciated investments and $157,912 related to depreciated investments. The aggregate cost of securities was $29,631,277 for tax purposes.


SEE ACCOMPANYING NOTES.

                         Scudder Kemper Value Portfolio

                       Statement of Assets and Liabilities

                                  June 30, 1999

ASSETS
    Investment in securities, at value (cost $41,741,982)--See accompanying schedule                $50,167,232
    Dividends and interest receivable                                                                    60,751
    Receivable for investments sold                                                                     141,706
    Receivable for capital shares sold                                                                    1,520
                                                                                                    -----------
        Total assets                                                                                 50,371,209

LIABILITIES
    Payable for investments purchased                                                                    52,357
    Accounts payable and accrued expenses                                                                20,653
    Redemptions payable                                                                                 128,794
                                                                                                    -----------
        Total liabilities                                                                               201,804
                                                                                                    -----------

NET ASSETS                                                                                          $50,169,405
                                                                                                   ------------
                                                                                                   ------------

Net Assets consist of:
    Paid-in capital                                                                                 $34,393,967
    Undistributed net investment income                                                                 723,270
    Accumulated undistributed net realized gain on investments                                        6,626,918
    Net unrealized appreciation on investments                                                        8,425,250
                                                                                                    -----------
NET ASSETS, for 2,274,720 shares outstanding                                                        $50,169,405
                                                                                                   ------------
                                                                                                   ------------

NET ASSET VALUE, offering and redemption price per share                                            $    22.06
                                                                                                   ------------
                                                                                                   ------------
                             Statement of Operations

                            Year Ended June 30, 1999
INVESTMENT INCOME
    Dividends (net of foreign tax withheld of $2,157)                                               $ 1,019,161
    Interest                                                                                            147,779
                                                                                                   ------------
        Total investment income                                                                       1,166,940

EXPENSES
    Investment advisory and management fees                                                             297,742
    Custody and accounting fees                                                                         124,885
    Professional fees                                                                                     7,399
    Directors' fees and expenses                                                                          4,898
    Other expenses                                                                                        8,746
                                                                                                   ------------
        Total expenses                                                                                  443,670
                                                                                                   ------------
Net investment income                                                                                   723,270

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
    Net realized gain on investments                                                                  6,626,918
    Change in net unrealized appreciation on investments                                                407,796
                                                                                                   ------------
Net realized and unrealized gain on investments                                                       7,034,714
                                                                                                   ------------

Net increase in net assets resulting from operations                                                $ 7,757,984
                                                                                                   ------------
                                                                                                   ------------

SEE ACCOMPANYING NOTES.

                               Scudder Kemper Value Portfolio

                             Statements of Changes in Net Assets

                                                                                           YEAR ENDED JUNE 30,
                                                                                         1999               1998
                                                                                   ------------------ -----------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
    Net investment income                                                            $     723,270      $    591,315
    Net realized gain on investments                                                     6,626,918         4,706,677
    Change in net unrealized appreciation on investments                                   407,796         2,439,355
                                                                                   ------------------ -----------------
        Net increase in net assets resulting from operations                             7,757,984         7,737,347

Distributions to shareholders from:
    Net investment income                                                                 (591,315)         (408,549)
    Net realized gain                                                                   (4,706,677)       (5,723,007)
                                                                                   ------------------ -----------------
         Total distributions to shareholders                                             (5,297,992)       (6,131,556)

Capital share transactions:
    Proceeds from sales of shares                                                       13,300,551        16,280,118
    Proceeds from reinvested distributions                                               5,297,991         6,131,556
    Cost of shares redeemed                                                            (17,325,011)       (8,512,037)
                                                                                   ------------------ -----------------
        Net increase in net assets resulting from share transactions                     1,273,531        13,899,637
                                                                                   ------------------ -----------------

Total increase in net assets                                                             3,733,523        15,505,428

NET ASSETS
Beginning of period                                                                     46,435,882        30,930,454
                                                                                   ------------------ -----------------

End of period (including undistributed net investment income of $723,270
    and $591,315, respectively)                                                       $ 50,169,405      $ 46,435,882
                                                                                   ------------------ -----------------
                                                                                   ------------------ -----------------
OTHER INFORMATION
Shares:
    Sold                                                                                   641,261           798,312
    Issued through reinvestment of distributions                                           264,302           327,252
    Redeemed                                                                              (840,192)         (415,791)
                                                                                   ------------------ -----------------
        Net increase                                                                        65,371           709,773
                                                                                   ------------------ -----------------
                                                                                   ------------------ -----------------


SEE ACCOMPANYING NOTES.

                         Scudder Kemper Value Portfolio

                              Financial Highlights

                                                                     YEAR ENDED JUNE 30,
                                         -----------------------------------------------------------------------
                                              1999            1998           1997          1996        1995
                                         -------------- --------------- ------------- ------------- ------------
SELECTED PER-SHARE DATA
Net asset value, beginning
    of period                                $ 21.02          $20.63        $16.17        $12.59       $10.66
Income from investment operations:
    Net investment income                       0.33            0.26          0.26          0.18         0.26
    Net realized and unrealized
       gain on investments                      3.22            4.08          5.04          3.70         1.85
                                         -------------- --------------- ------------- ------------- ------------
    Total from investment
        operations                              3.55            4.34          5.30          3.88         2.11

Less distributions:
    From net investment income                 (0.28)          (0.26)        (0.19)        (0.19)       (0.14)
    From net realized gain                     (2.23)          (3.69)        (0.65)        (0.11)       (0.04)
                                         -------------- --------------- ------------- ------------- ------------
    Total distributions                        (2.51)          (3.95)        (0.84)        (0.30)       (0.18)
                                         -------------- --------------- ------------- ------------- ------------

Net asset value, end of period               $ 22.06         $ 21.02       $ 20.63       $ 16.17      $ 12.59
                                         -------------- --------------- ------------- ------------- ------------
                                         -------------- --------------- ------------- ------------- ------------

TOTAL RETURN                                   18.09%          23.36%        33.78%        31.22%       19.98%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
    (in thousands)                           $50,169        $ 46,436      $ 30,930      $ 19,705     $ 10,877
Ratio of expenses to average
    net assets                                  0.96%           0.94%         1.05%         1.06%        1.13%
Ratio of expenses to average net
    assets before voluntary
    expense reimbursement                       0.96%           0.94%         1.05%         1.07%        1.13%
Ratio of net investment income
    to average net assets                       1.56%           1.58%         1.62%         1.65%        1.98%
Ratio of net investment income
    to average net assets before
    voluntary expense
    reimbursement                               1.56%           1.58%         1.62%         1.64%        1.98%
Portfolio turnover rate                           50%             57%           88%           18%          29%

                         Scudder Kemper Value Portfolio

                             Schedule of Investments

                                  June 30, 1999

                                                       Number
COMMON STOCKS (92.0%)                                 of Shares       Value
                                                     ----------   ------------
APPAREL & OTHER FINISHED PRODUCTS (3.2%)
      Liz Claiborne, Inc.                                14,400   $    525,600
      VF Corporation                                     25,600      1,094,400
                                                                  ------------
                                                                     1,620,000

BASIC CHEMICAL PLASTICS & SYNTHETICS (5.3%)
      Air Products and Chemicals, Inc.                   21,800        877,450
      Dow Chemical Company                                2,900        367,938
      International Flavors & Fragrances, Inc.           11,000        488,125
      Praxair, Inc.                                      18,700        915,131
                                                                  ------------
                                                                     2,648,644

DEPOSITORY INSTITUTIONS (15.0%)
      Bank of America Corporation                        22,616      1,658,035
      First Union Corporation                            29,400      1,381,800
      KeyCorp                                            32,100      1,031,213
      PNC Bank Corporation                               19,210      1,106,975
      Washington Mutual, Inc.                            35,388      1,251,850
      Wells Fargo Company                                24,300      1,038,825
                                                                  ------------
                                                                     7,468,698

ELECTRICAL & ELECTRONIC MACHINERY (1.1%)
      Thomas & Belts Corporation                         12,200        576,450

FABRICATED METAL PRODUCTS (0.9%)
      Crown Cork & Seal Company, Inc.                    16,000        456,000

FOOD AND KINDRED PRODUCTS (3.2%)
      Campbell Soup Company                              12,000        556,500
      H.J. Heinz Company                                 10,600        531,325
      Hershey Foods Corporation                           9,000        534,375
                                                                  ------------
                                                                     1,622,200

FORESTRY (3.0%)
      Georgia Pacific Timber Group                       60,000      1,515,000

FURNITURE AND FIXTURES (2.2%)
      Newell Rubbermaid, Inc.                            24,200      1,125,300

GENERAL MERCHANDISE STORES (6.3%)
      J. C. Penney Company, Inc.                         18,300        888,694
      May Department Stores Company                      30,000      1,226,250
      Sears, Roebuck and Company                         23,000      1,024,936
                                                                  ------------
                                                                     3,139,880
INDUSTRIAL MACHINERY & EQUIPMENT (7.6%)
      Diebold, Inc.                                      39,000      1,121,250
      Minnesota Mining and Manufacturing Co.             23,100      2,008,256
      Pitney Bowes, Inc.                                 10,500        674,625
                                                                  ------------
                                                                     3,804,131
                                                       Number
COMMON STOCKS (CONTINUED)                            of Shares        Value
                                                     ----------   ------------
INSTRUMENTS & RELATED PRODUCTS (2.0%)
    Raytheon Company                                      7,500   $    527,813
    Xerox Corporation                                     8,000        472,500
                                                                  ------------
                                                                     1,000,313

INSURANCE CARRIERS (6.0%)
    American General Corporation                         16,500        925,575
    The Allstate Corporation                             25,800      1,243,688
    The Chubb Corporation                                12,300        854,850
                                                                  ------------
                                                                     3,024,113

LUMBER &WOOD PRODUCTS (2.7%)
    Louisiana-Pacific Corporation                        56,700      1,346,625

MISC. MANUFACTURING INDUSTRIES (1.0%)
    Tyco International Ltd.                               5,542        525,105

NONDEPOSITORY INSTITUTIONS (8.7%)
    Fannie Mae                                           31,600      2,160,650
    Freddie Mac                                          37,800      2,192,400
                                                                  ------------
                                                                     4,353,050

OIL & GAS EXTRACTION (2.5%)
    Atlantic Richfield Company                           15,000      1,253,438

PAPER & ALLIED PRODUCTS (3.3%)
    Sonoco Products Company                              55,700      1,667,519

PETROLEUM & COAL PRODUCTS (6.4%)
    BP Amoco PLC                                         16,178      1,755,313
    Chevron Corporation                                   5,000        475,938
    Exxon Corporation                                    12,700        979,487
                                                                  ------------
                                                                     3,210,738

RAILROAD TRANSPORTATION (1.8%)
    Burlington Northern Santa Fe                         12,600        390,600
    CSX Corporation                                      11,300        512,031
                                                                  ------------
                                                                       902,631
RETAIL-FOOD STORES (1.0%)
    Albertson's Inc.                                     10,000        515,625

TEXTILE MILL PRODUCTS (1.0%)
    Sara Lee Corporation                                 20,500        465,094


TOBACCO MANUFACTURERS OR CIGAR (4.0%)
    Philip Morris Companies, Inc.                        49,800      2,001,338


TRANSPORTATION EQUIPMENT (2.8%)
    Ford Motor Company                                   25,000      1,410,938

WHOLESALE TRADE- NON DURABLE GOODS (1.0%)
    Du Pont (E.I.) de Nemours and Company                 7,200        491,850
                                                                  ------------

 TOTAL COMMON STOCKS (COST $37,719,430)                            $46,144,680

                         Scudder Kemper Value Portfolio

                                                       Principal
SHORT-TERM SECURITIES (8.0%)                            Amount        Value
                                                      ----------   ------------
REPURCHASE AGREEMENT (8.0%)
  State Street Bank, 3.50%, due 7/1/1999
    (Dated 6/30/1999, collateralized by U.S
    Treasury Note, 6.375%, due 8/15/2027,
    value $4,123,600)                                 $4,022,552   $  4,022,552
                                                                   ------------

TOTAL SHORT-TERM SECURITIES (Cost $4,022,552)                         4,022,552
                                                                   ------------

TOTAL INVESTMENTS (100.0%) (Cost $41,741,982)                      $ 50,167,232
                                                                   ------------
                                                                   ------------


OTHER INFORMATION:
  Purchases and sales of securities, excluding short-term securities, for the year ended June 30, 1999, aggregated $21,214,099 and $17,014,579 respectively. At June 30, 1999, net unrealized appreciation for tax purposes aggregated $8,425,250 of which $9,038,626 related to appreciated investments and $613,376 related to depreciated investments. The aggregate cost of securities was the same for book and tax purposes.

SEE ACCOMPANYING NOTES.

                              Zweig Asset Allocation Portfolio

                             Statement of Assets and Liabilities

                                        June 30, 1999

ASSETS
    Investment in securities, at value (cost $28,404,713)--See accompanying schedule                   $31,053,568
    Dividends and interest receivable                                                                       37,176
                                                                                                   ---------------
        Total assets                                                                                    31,090,744

LIABILITIES
    Cash overdraft                                                                                             315
    Accounts payable and accrued expenses                                                                   35,951
    Redemptions payable                                                                                     44,908
                                                                                                   ---------------
        Total liabilities                                                                                   81,174
                                                                                                   ---------------

NET ASSETS                                                                                             $31,009,570
                                                                                                   ===============

Net Assets consist of:
    Paid-in capital                                                                                    $21,938,751
    Undistributed net investment income                                                                    411,239
    Accumulated undistributed net realized gain on investments                                           5,999,328
    Net unrealized appreciation on investments and futures contracts                                     2,660,252
                                                                                                   ---------------
NET ASSETS, for 2,216,983 shares outstanding                                                           $31,009,570
                                                                                                   ===============

NET ASSET VALUE, offering and redemption price per share                                               $     13.99
                                                                                                   ===============


                                   Statement of Operations

                                  Year Ended June 30, 1999
INVESTMENT INCOME
    Dividends (net of foreign taxes withheld of $7,314)                                                 $  478,001
    Interest                                                                                               378,557
                                                                                                    --------------
        Total investment income                                                                            856,558

EXPENSES
    Investment advisory and management fees                                                                324,109
    Custody and accounting fees                                                                             98,372
    Professional fees                                                                                        9,194
    Directors' fees and expenses                                                                             4,898
    Other expenses                                                                                           8,746
                                                                                                    --------------
        Total expenses                                                                                     445,319
                                                                                                    --------------
Net investment income                                                                                      411,239

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    Net realized gain on:
        Investments                                                                                      5,325,269
        Futures contracts                                                                                  629,759
                                                                                                    --------------
           Net realized gain                                                                             5,955,028

    Change in net unrealized appreciation (depreciation) on:
        Investment securities                                                                           (8,994,160)
        Futures contracts                                                                                   55,697
                                                                                                    --------------
           Change in net unrealized appreciation (depreciation)                                         (8,938,463)
                                                                                                    --------------
Net realized and unrealized loss on investments                                                         (2,983,435)
                                                                                                    --------------

Net decrease in net assets resulting from operations                                                   $(2,572,196)
                                                                                                    ==============

  SEE ACCOMPANYING NOTES.

                              Zweig Asset Allocation Portfolio

                             Statements of Changes in Net Assets

                                                                                         YEAR ENDED JUNE 30,
                                                                                       1999               1998
                                                                                ------------------- ----------------
 INCREASE (DECREASE) IN NET ASSETS
 Operations:
     Net investment income                                                            $  411,239       $  365,323
     Net realized gain on investments                                                  5,955,028        6,354,477
     Change in net unrealized appreciation (depreciation)                             (8,938,463)       1,999,669
                                                                                ----------------    -------------
         Net increase (decrease) in net assets resulting from operations              (2,572,196)       8,719,469

 Distributions to shareholders from:
     Net investment income                                                              (365,323)        (529,058)
     Net realized gain                                                                (6,048,315)               -
                                                                                ----------------    -------------
         Total distributions to shareholders                                          (6,413,638)        (529,058)

 Capital share transactions:
     Proceeds from sales of shares                                                     1,260,662        4,280,221
     Proceeds from reinvested distributions                                            6,413,638          529,058
     Cost of shares redeemed                                                         (15,129,106)      (8,397,497)
                                                                                ----------------    -------------
         Net decrease in net assets resulting from share transactions                 (7,454,806)      (3,588,218)
                                                                                ----------------    -------------

 Total increase (decrease) in net assets                                             (16,440,640)       4,602,193

 NET ASSETS
 Beginning of period                                                                  47,450,210       42,848,017
                                                                                ----------------    -------------

 End of period (including undistributed net investment income
     of $411,239 and $365,323, respectively)                                         $31,009,570     $ 47,450,210
                                                                                ================    =============

 OTHER INFORMATION
 Shares:
     Sold                                                                                 84,700          258,491
     Issued through reinvestment of distributions                                        488,856           32,534
     Redeemed                                                                         (1,059,406)        (517,480)
                                                                                ================    =============
         Net decrease                                                                   (485,850)        (226,455)
                                                                                ================    =============


  SEE ACCOMPANYING NOTES.

                              Zweig Asset Allocation Portfolio

                                    Financial Highlights


                                                                        YEAR ENDED JUNE 30,
                                               ---------------------------------------------------------------------
                                                   1999           1998          1997          1996          1995
                                               -------------- ------------- ------------- ------------- ------------
SELECTED PER-SHARE DATA
Net asset value, beginning
    of period                                      $17.56       $ 14.63       $ 14.11       $ 13.02       $ 11.44
Income (loss) from investment operations:
    Net investment income                            0.21          0.14          0.19          0.21          0.33
    Net realized and unrealized
       gain (loss) on investments                   (1.04)         2.97          2.20          1.21          1.33
                                               -------------- ------------- ------------- ------------- ------------
    Total from investment
        operations                                  (0.83)         3.11          2.39          1.42          1.66

Less distributions:
    From net investment income                      (0.16)        (0.18)        (0.22)        (0.33)        (0.08)
    From net realized gain                          (2.58)            -         (1.65)
                                                                                                   -             -
                                               -------------- ------------- ------------- ------------- ------------
    Total distributions                             (2.74)        (0.18)        (1.87)        (0.33)        (0.08)
                                               -------------- ------------- ------------- ------------- ------------

Net asset value, end of period                     $13.99       $ 17.56       $ 14.63       $ 14.11       $ 13.02
                                               ============== ============= ============ ============ ==============

TOTAL RETURN                                        (3.73%)       21.38%        18.63%        11.06%        14.57%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
    (in thousands)                                $31,010       $47,450       $42,848       $40,222       $36,736
Ratio of expenses to average
    net assets                                       1.23%         1.18%         1.28%         1.25%         1.20%
Ratio of net investment income
    to average net assets                            1.13%         0.80%         1.29%         1.55%         2.73%
Portfolio turnover rate                               109%           65%           89%          105%           45%



                              Zweig Asset Allocation Portfolio

                                   Schedule of Investments

                                        June 30, 1999

                                                  Number
COMMON STOCKS (55.8%)                            of Shares    Value
                                                 ---------- -----------
APPAREL & OTHER FINISHED PRODUCTS (0.3%)
    Tommy Hilfiger Corporation  (a)                 800     $ 58,800
    Jones Apparel Group, Inc. (a)                 1,200       41,175
                                                            -----------
                                                              99,975
BASIC CHEMICAL PLASTICS & SYNTHETIC (0.5%)
    Occidental Petroleum Corporation                800       16,900
    Dow Chemical Company                            600       76,125
    MedImmune, Inc. (a)                             700       47,534
    The Valspar Corporation                         600       22,800
                                                            -----------
                                                             163,359
BUSINESS SERVICES (1.6%)
    American Management Systems, Inc. (a)         2,900       92,891
    BMC Software, Inc. (a)                          300       16,191
    Citrix Systems, Inc. (a)                        800       45,075
    Computer Associates International, Inc.         500       27,500
    DST Systems, Inc. (a)                           900       56,588
    Electronic Arts, Inc. (a)                       100        5,413
    Modis Professional Services, Inc. (a)           500        6,875
    Rational Software Corporation (a)               600       19,781
    SEI Investments Company                         100        8,828
    Siebel Systems, Inc. (a)                        800       53,025
    Sterling Software, Inc. (a)                   6,600      176,136
                                                            -----------
                                                             508,303

COMMUNICATIONS (1.3%)
    Telefonos de Venezuela                        2,000       54,500
    PT Telekomunikasi Indonesia                   2,268       28,208
    Telefonos de Mexico SA                        3,800      307,088
                                                            -----------
                                                             389,796
DEPOSITORY INSTITUTIONS (3.2%)
    Astoria Financial Corporation                 1,000       43,906
    Bank United Corporation                         600       24,094
    Citigroup, Inc.                               2,750      130,625
    Coast Federal (a)                             1,000        1,094
    Firstar Corporation                             900       25,200
    Golden State Bancorp, Inc. (a)                2,300       50,600
    Golden State Bancorp, Inc. (a)                5,500        7,305
    Golden West Financial Corporation             2,800      274,400
    Providian Financial Corporation                 400       37,400
    Republic New York Corporation                   600       40,913
    The Chase Manhattan Corporation               4,000      346,498
                                                            -----------
                                                             982,035
EATING & DRINKING PLACES (2.1%)
    Brinker International, Inc. (a)              11,800      320,812
    Darden Restaurants, Inc. (b)                  7,400      161,413
    Foodmaker, Inc. (a)                           6,000      170,250
                                                            -----------
                                                             652,475
ELECTRIC GAS & SANITARY SERVICE (4.0%)
    Allegheny Energy, Inc.                        2,700       86,569
    Cinergy Corporation                           1,300       41,600
    DTE Energy Company (b)                        3,600      144,000
    Edison International                          8,000      214,000
    Energy East Corporation                       2,800       72,800
    Florida Progress Corporation                    800       33,050
    GPU, Inc.                                     6,800      286,875
    OGE Energy Corporation                          600       14,250
    PECO Energy Company                           2,000       83,750
    PG&E Corporation                              1,100       35,750
    PP&L Resources, Inc.                          2,777       85,393
    Public Service Enterprise Group
      Corporation, Inc.                             700       28,613
    Unicom Corporation                              900       34,706
    UtiliCorp United, Inc.                        3,300       80,231
    Westcoast Energy, Inc.                          800       15,800
                                                            -----------
                                                           1,257,387

                                                  Number
COMMON STOCKS (CONTINUED)                        of Shares    Value
                                                 ---------- -----------
ELECTRICAL & ELECTRONIC MACHINERY (1.1%)
    Lattice Semiconductor Corporation (a)           100      $ 6,211
    Maytag Corporation                            1,000       69,688
    Nokia Oyj-Sponsored ADR                         600       54,938
    Sony Corporation                                500       55,188
    Texas Instruments, Inc.                         400       58,000
    Whirlpool Corporation                         1,400      103,600
                                                             ----------
                                                             347,625
FABRICATED METAL PRODUCTS (0.5%)
    Ball Corporation                              1,400       59,150
    Fortune Brands, Inc.                          2,200       91,025
                                                             ----------
                                                             150,175
FOOD & KINDRED PRODUCTS (0.9%)
    Adolph Coors Company                          2,500      123,750
    Anheuser-Busch Companies, Inc.                1,800      127,687
    Quaker Oats Company                             500       33,188
                                                             ----------
                                                             284,625
FORESTRY (0.5%)
    Georgia Pacific Company                       1,400       66,325
    Weyerhaeuser Company                          1,300       89,375
                                                             ----------
                                                             155,700
FURNITURE & FIXTURES (1.4%)
    Furniture Brands International, Inc. (a)     10,700      298,263
    Johnson Controls, Inc.                          900       62,381
    Lear Corporation (a)                            800       39,800
    Leggett & Platt, Inc.                         1,300       36,156
                                                             ----------
                                                             436,600
GENERAL BUILDING CONTRACTORS (1.5%)
    Centex Corporation                           11,600      435,725
    Clayton Homes, Inc.                           1,800       20,588
    Lennar Corporation                            1,000       24,000
                                                             ----------
                                                             480,313
GENERAL MERCHANDISE STORES (2.4%)
    Kmart Corporation (a)                        12,200      200,538
    Dayton Hudson Corporation                       900       58,500
    Dillard's, Inc.                                 700       24,588
    Federated Department Stores, Inc. (a)         1,900      100,581
    J.C. Penny Company, Inc.                        500       24,281
    Wal-Mart Stores, Inc.                         7,000      337,750
                                                             ----------
                                                             746,238
HOLDING & OTHER INVESTMENT OFFICES (1.6%)
    Apartment Investment & Management Co.         1,200       51,300
    CarrAmerica Realty Corporation                  800       20,000
    Cornerstone Properties, Inc.                  1,500       23,813
    Crescent Real Estate Equities Company         2,300       54,620
    Duke-Weeks Realty Corporation                 1,000       22,563
    Equity Office Properties Trust                1,700       43,563
    General Growth Properties                     1,100       39,050
    Kimco Realty Corporation                      1,100       43,038
    Liberty Property Trust                        7,300      181,588
    Spieker Properties, Inc.                        600       23,325
                                                             ----------
                                                             502,860
INDUSTRIAL MACHINERY & EQUIPMENT (2.5%)
    Adaptec, Inc. (a)                               800       28,225
    Apple Computer (a)                            2,400      111,300
    Black & Decker Corporation                      800       50,500
    Briggs & Stratton Corporation                   900       51,975
    Cummins Engine Company, Inc.                    600       34,275
    Electronics for Imaging, Inc. (a)               300       15,355
    Hewlett-Packard Company                         300       30,150
    Ingersoll-Rand Company                        1,200       77,550

                              Zweig Asset Allocation Portfolio

                                                  Number
COMMON STOCKS (CONTINUED)                        of Shares    Value
                                                 ---------- -----------
INDUSTRIAL MACHINERY & EQUIPMENT (CONTINUED)
    International Business Machines Corp.         1,900    $ 245,575
    Lexmark International Group, Inc. (a)         1,000       66,063
    New Holland N.V.                              1,600       27,400
    Pall Corporation                                900       19,969
    YORK International Corporation                  700       29,969
                                                            -----------
                                                             788,306
INSTRUMENTS & RELATED PRODUCTS (0.8%)
    Mallinckrodt, Inc.                            2,700       98,213
    Northrop Grumman Corporation                  1,400       92,838
    Waters Corporation (a)                        1,100       58,438
                                                            -----------
                                                             249,489
INSURANCE CARRIERS (2.9%)
    Aetna, Inc.                                     400       35,775
    Ambac Financial Group, Inc.                   4,200      239,925
    Conseco, Inc.                                   800       24,350
    Equitable Companies, Inc.                       400       26,800
    Everest Reinsurance Holdings, Inc.            1,800       58,725
    Financial Security Assurance Holding Ltd.     1,200       62,400
    Hartford Life, Inc.                             500       26,313
    Liberty Financial Companies, Inc.             1,400       40,775
    Lincoln National Corporation                  1,000       52,310
    Nationwide Financial Services, Inc.             600       27,150
    PacifiCare Health Systems, Inc. (a)           1,200       86,363
    The Hartford Financial Services Group, Inc.     900       52,481
    The PMI Group, Inc.                           1,000       62,813
    Travelers Property Casualty Corporation         800       31,300
    Trigon Healthcare, Inc. (a)                   1,300       47,288
    United HealthCare Corporation                   300       18,788
                                                            -----------
                                                             893,556
LUMBER & WOOD PRODUCTS EXCEPT (0.2%)
    Louisiana-Pacific Corporation                 2,500       59,375
                                                            -----------
MISC. MANUFACTURING INDUSTRIES (1.6%)
    Tiffany & Company                             1,100      106,150
    Tyco International Ltd.                       4,000      379,000
                                                            -----------
                                                             485,150
NONDEPOSITORY INSTITUTIONS (1.2%)
    Countrywide Credit Industries, Inc.           1,000       42,750
    Freddie Mac                                   5,000      290,000
    The CIT Group, Inc.                             900       25,988
    The FINOVA Group, Inc.                          400       21,050
                                                            -----------
                                                             379,788
OIL AND GAS EXTRACTION (0.6%)
    Amerada Hess Corporation                      1,500       89,250
    Apache Corporation                              600       23,400
    Atlantic Richfield Company                      300       25,069
    Kerr McGee Corporation                          500       25,090
    USX-Marathon Group, Inc.                        600       19,538
                                                            -----------
                                                             182,347
PAPER & ALLIED PRODUCTS (1.0%)
    Kimberly-Clark Corporation                    1,500       85,500
    Temple-Inland, Inc.                           1,200       81,900
    The Mead Corporation                            600       25,050
    Westvaco Corporation                          1,800       52,200
    Willamette Industries, Inc.                   1,700       78,306
                                                            -----------
                                                             322,956
PERSONAL SERVICES (0.2%)
    H & R Block, Inc.                             1,100       55,000

                                                  Number
COMMON STOCKS (CONTINUED)                        of Shares      Value
                                                 ----------   -----------
PETROLEUM & COAL PRODUCTS (0.5%)
    ENI SpA                                         300     $ 18,000
    Murphy Oil Corporation                          500       24,406
    Royal Dutch Petroleum Company                   400       24,100
    Shell Transport & Trading Company             1,200       55,650
    The Coastal Corporation                         500       20,000
                                                            -----------
                                                             142,156
PRIMARY METAL INDUSTRIES (0.1%)
    CommScope, Inc. (a)                             900       27,675

PRINTING & PUBLISHING (0.2%)
    Knight Ridder, Inc.                           1,100       60,431

RAILROAD TRANSPORTATION (0.1%)
    Union Pacific Corporation                       700       40,819

RETAIL-APPAREL & ACCESSORIES (2.9%)
    American Eagle Outfitters, Inc. (a)           1,000       45,531
    AnnTaylor Stores Corporation (a)              1,900       85,500
    Claire's Stores, Inc.                         2,100       53,813
    Ross Stores, Inc.                             9,200      462,588
    The Gap, Inc.                                 3,450      173,794
    The TJX Companies, Inc.                       2,200       73,288
                                                            -----------
                                                              894,514
RETAIL-BUILDING MATERIALS (0.2%)
    Lowe's Companies, Inc.                          500        28,344
    The Home Depot, Inc.                            400        25,775
                                                            -----------
                                                               54,119
RETAIL-FURNITURE HOME FURNISH (0.2%)
    Best Buy Co., Inc. (a)                          400        27,000
    Tandy Corporation                               600        29,325
                                                            -----------
                                                               56,325
RETAIL-MISCELLANEOUS (0.6%)
    CDW Computer Centers, Inc. (a)                  300        13,219
    Longs Drug Stores Corporation                 1,600        55,300
    Toys `R' Us, Inc. (a)                         1,000        20,688
    Zale Corporation (a)                          2,500       100,000
                                                            -----------
                                                              189,207
RUBBER & MISC. PLASTICS PRODUCTS (1.1%)
    Armstrong World Industries, Inc.              1,000        57,813
    Cooper Tire & Rubber Company                  2,200        51,975
    Premark International, Inc.                   6,000       225,000
                                                            -----------
                                                              334,788
SECURITY & COMMODITY (1.6%)
    A.G. Edwards, Inc.                              450        14,513
    Legg Mason, Inc.                                800        30,800
    Lehman Brothers Holdings, Inc.                1,000        62,250
    Merrill Lynch & Co., Inc.                     1,000        79,938
    Morgan Stanley, Dean Witter,
        Discover and Company                      1,600       164,000
    Paine Webber Group, Inc.                      1,100        51,425
    T. Rowe Price Associates, Inc.                1,600        61,350
    The Bear Stearns Companies, Inc.              1,000        46,750
                                                            -----------
                                                              511,026
SERVICES-AMUSEMENT EXCL MOTION PICTURES (0.2%)
    Harrah's Entertainment, Inc. (a)              3,100        68,200

                              Zweig Asset Allocation Portfolio

                                                  Number
COMMON STOCKS (CONTINUED)                        of Shares    Value
                                                 ---------- -----------
SERVICES-HEALTH SERVICES (0.3%)
    Columbia/HCA Healthcare Corporation           2,300    $  52,469
    Universal Health Services, Inc. (a)             700       33,425
                                                            -----------
                                                              85,894

STONE CLAY & GLASS PRODUCTS (3.3%)
    Lafarge Corporation                           4,000      141,750
    Lone Star Industries, Inc.                    1,900       71,369
    Owens Corning                                 1,100       37,813
    Southdown, Inc.                               6,000      385,500
    USG Corporation                               7,200      403,200
                                                            -----------
                                                           1,039,632
TEXTILE MILL PRODUCTS (0.9%)
    BJ's Wholesale Club, Inc. (a)                   900       27,056
    Mohawk Industries, Inc. (a)                   7,950      241,481
                                                            -----------
                                                             268,537

TRANSIT & PASSENGER TRANSPORTATION (0.1%)
    Canadian National Railway Company               400       26,800

TRANSPORTATION BY AIR (1.2%)
    Delta Air Lines, Inc. (b)                     3,400      195,925
    KLM Royal Dutch Airlines N.V.                    34          971
    Southwest Airlines Company                    5,200      161,850
                                                            -----------
                                                             358,746
TRANSPORTATION EQUIPMENT (7.0%)
    Brunswick Corporation                        13,200      367,950
    Cordant Technologies, Inc.                    6,800      307,275
    DaimlerChrysler AG                                1           44
    FMC Corporation (a)                           1,300       88,806
    Ford Motor Company (b)                        7,700      434,569
    General Dynamics Corporation                  1,000       68,500
    Honda Motor Co., Ltd.                           100        8,675
    Navistar International Corporation (a)        8,000      400,000
    PACCAR, Inc.                                  7,500      400,547
    Rockwell International Corporation              900       54,675
    TRW, Inc.                                     1,000       54,875
                                                            -----------
                                                           2,185,916
WHOLESALE TRADE-DURABLE GOODS (0.3%)
    Borg-Warner Automotive, Inc.                  1,600       88,000

WHOLESALE TRADE-NONDURABLE GOODS (1.1%)
    Boise Cascade Corporation                     5,200      222,950
    Du Pont (E.I.) de Nemours & Co.                 800       54,650
    SUPERVALU, Inc.                               2,300       59,081
                                                            -----------
                                                             336,681

TOTAL COMMON STOCKS (Cost $14,694,045)                    17,342,899


                                                 Principal
SHORT-TERM SECURITIES (44.2%)                      Amount      Value
                                                 ---------- -----------
U.S. GOVERNMENT AGENCY (42.5%)
    Federal Home Loan Bank Consolidation
       Discount Note, 4.75%, due 7/7/1999    $1,220,000   $1,219,034
    Federal Home Loan Mortgage
       Discount Note, 4.75%, due 7/9/1999       790,000      789,166
    Federal Home Loan Mortgage
       Discount Note, 4.75%, due 7/14/1999      780,000      778,663
    Federal Home Loan Mortgage
       Discount Note, 5.03%, due 8/14/1999    2,120,000     2,107,263
    Federal National Mortgage
       Association Discount Note, 4.79%,
       due 7/19/1999                          2,850,000     2,843,174
    Federal National Mortgage
       Association  Discount Note, 5.01%,
       due 7/28/1999                          5,460,000     5,439,484
                                                           ------------
                                                           13,176,784

U.S. GOVERNMENT OBLIGATIONS (0.3%)
    U.S. Treasury Bills, 4.43%, due 8/19/1999 (b)   100,000        99,397


REPURCHASE AGREEMENT (1.4%)
    State Street Bank, 3.50%, due 7/1/199
       (Dated 6/30/1999, collateralized by
       U.S. Treasury Note, 8.750%, due
       8/15/2020, value $445,400)                   434,488        434,488
                                                               -----------

TOTAL SHORT-TERM SECURITIES (Cost $ 13,710,668)                 13,710,669
                                                               -----------

TOTAL INVESTMENTS (100.0%) (Cost $28,404,713)                  $31,053,568
                                                             =============

(a)  Non-income producing.
(b) Portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of the securities pledged amounted to $1,035,304.

FUTURES CONTRACTS

                               Expiration      Contract       Unrealized
                                  Date          Amount           Gain
                              -------------  -------------   -------------
2 S&P 500 Index
    Futures Contracts-Long     Sept. 1999       $690,850        $11,397

OTHER INFORMATION:
    Purchases and sales of securities, excluding short-term securities, for the year ended June 30, 1999, aggregated $31,117,136 and $45,887,091, respectively. At June 30, 1999, net unrealized appreciation for tax purposes aggregated $2,648,855, of which $2,866,642 related to appreciated investments and $237,787 related to depreciated investments. The aggregate cost of securities was the same for book and tax purposes.



SEE ACCOMPANYING NOTES.

                       Zweig Equity (Small Cap) Portfolio

                       Statement of Assets and Liabilities

                                  June 30, 1999

ASSETS
    Investments in securities, at value (cost $10,205,577)--See accompanying schedule,              $10,991,519
    Dividends, interest and other receivables                                                             9,712
    Receivable for investments sold                                                                       1,514
    Receivable for capital shares sold                                                                   13,650
                                                                                                 -------------------
        Total assets                                                                                 11,016,395

LIABILITIES
    Redemptions payable                                                                                  22,019
                                                                                                 -------------------
        Total liabilities                                                                                22,019
                                                                                                 -------------------

NET ASSETS                                                                                          $10,994,376
                                                                                                 -------------------
                                                                                                 -------------------

Net Assets consist of:
    Paid-in capital                                                                                  10,364,895
    Undistributed net investment income                                                                  87,679
    Accumulated net realized loss on investments                                                       (244,280)
    Net unrealized appreciation on investments and futures contracts                                    786,082
                                                                                                 -------------------

NET ASSETS, for 903,196 shares outstanding                                                          $10,994,376
                                                                                                 -------------------

NET ASSET VALUE, offering and redemption price per share                                            $     12.17
                                                                                                 -------------------

                             Statement of Operations

                             Year Ended June 30, 1999

INVESTMENT INCOME
    Dividends (net of foreign taxes withheld of $345)                                               $   133,215
    Interest                                                                                            145,776
                                                                                                 -------------------
        Total investment income                                                                         278,991

EXPENSES
    Investment advisory and management fees                                                             129,719
    Custody and accounting fees                                                                          50,365
    Professional fees                                                                                     9,592
    Directors' fees and expenses                                                                          4,898
    Other expenses                                                                                        8,745
                                                                                                 -------------------
        Total expenses before reimbursement                                                             203,319
        Less: expense reimbursement                                                                    (12,007)
                                                                                                 -------------------
        Net expenses                                                                                    191,312
                                                                                                 -------------------
Net investment income                                                                                    87,679
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on:
    Investments                                                                                        (205,488)
    Futures contracts                                                                                   (38,722)
                                                                                                 -------------------
        Net realized loss                                                                              (244,210)
Change in net unrealized appreciation (depreciation) on investment securities:
    Investments                                                                                      (1,560,913)
    Futures contracts                                                                                       140
                                                                                                 -------------------
        Change in net unrealized depreciation                                                        (1,560,773)
                                                                                                 -------------------
Net realized and unrealized loss on investments                                                      (1,804,983)
                                                                                                 -------------------
Net decrease in net assets resulting from operations                                               $ (1,717,304)
                                                                                                 -------------------
                                                                                                 -------------------
SEE ACCOMPANYING NOTES.

                       Zweig Equity (Small Cap) Portfolio

                       Statements of Changes in Net Assets

                                                                                           YEAR ENDED JUNE 30,
                                                                                    -----------------------------------
                                                                                          1999              1998
                                                                                    ----------------- -----------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
    Net investment income                                                             $    87,679       $    34,791
    Net realized gain (loss) on investments                                              (244,210)        3,021,050
    Change in net unrealized appreciation (depreciation)                               (1,560,773)         (316,405)
                                                                                    ----------------- -----------------
        Net increase (decrease) in net assets resulting from operations                (1,717,304)        2,739,436

Distributions to shareholders from:
    Net investment income                                                                 (34,791)         (103,886)
    Net realized gain                                                                  (3,046,182)         (473,364)
                                                                                    ----------------- -----------------
        Total distributions to shareholders                                            (3,080,973)         (577,250)

Capital share transactions:
    Proceeds from sales of shares                                                       2,936,546         4,519,161
    Proceeds from reinvested distributions                                              3,080,973           577,250
    Cost of shares redeemed                                                            (4,913,316)       (3,731,320)
                                                                                    ----------------- -----------------
        Net increase in net assets resulting from share transactions                    1,104,203         1,365,091
                                                                                    ----------------- -----------------

Total increase (decrease) in net assets                                                (3,694,074)        3,527,277

NET ASSETS
Beginning of period                                                                    14,688,450        11,161,173
                                                                                    ----------------- -----------------

End of period (including undistributed net investment income of $87,679
    and $34,791, respectively)                                                        $10,994,376       $14,688,450
                                                                                    ----------------- -----------------
                                                                                    ----------------- -----------------

OTHER INFORMATION
Shares:
    Sold                                                                                  192,871           281,798
    Issued through reinvestment of distributions                                          257,324            35,368
    Redeemed                                                                             (382,755)         (233,008)
                                                                                    ----------------- -----------------
        Net increase                                                                       67,440            84,158
                                                                                    ----------------- -----------------
                                                                                    ----------------- -----------------

SEE ACCOMPANYING NOTES.

                        Zweig Equity (Small Cap) Portfolio

                               Financial Highlights

                                                                        YEAR ENDED JUNE 30,
                                            -------------------------------------------------------------------------
                                                 1999           1998          1997           1996          1995
                                            --------------- ------------- -------------- ------------- --------------
SELECTED PER-SHARE DATA
Net asset value, beginning                     $ 17.58        $ 14.85        $ 13.61       $ 11.62         $10.65
    of period
Income from investment operations:
    Net investment income                         0.10           0.04           0.16          0.11           0.17
    Net realized and unrealized
       gain (loss) on investments                (1.80)          3.48           2.41          2.04           0.93
                                            --------------- ------------- -------------- ------------- --------------
    Total from investment operations             (1.70)          3.52           2.57          2.15           1.10

Less distributions:
    From net investment income                   (0.04)         (0.14)         (0.14)        (0.16)         (0.06)
    From net realized gain                       (3.67)         (0.65)         (1.19)            -          (0.07)
                                            --------------- ------------- -------------- ------------- --------------
    Total distributions                          (3.71)         (0.79)         (1.33)        (0.16)         (0.13)
                                            --------------- ------------- -------------- ------------- --------------

Net asset value, end of period                 $ 12.17        $ 17.58        $ 14.85       $ 13.61         $11.62
                                            --------------- ------------- -------------- ------------- --------------
                                            --------------- ------------- -------------- ------------- --------------

TOTAL RETURN                                     (9.24%)        23.72%         20.37%        18.69%         10.39%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)       $10,994        $14,688        $11,161       $11,698         $8,034
Ratio of expenses to average net assets           1.54%          1.52%          1.55%         1.55%          1.55%
Ratio of expenses to average net assets
    before voluntary expense
    Reimbursement                                 1.64%          1.56%          1.82%         1.83%          1.59%
Ratio of net investment income
    to average net assets                         0.71%          0.26%          0.97%         1.06%          1.54%
Ratio of net investment income to
    average net assets before voluntary
    expense reimbursement                         0.61%          0.22%          0.70%         0.78%          1.50%
Portfolio turnover rate                             76%           113%            59%          101%            67%


                      Zweig Equity (Small Cap) Portfolio

                            Schedule of Investments

                                 June 30, 1999

                                                   NUMBER
COMMON STOCKS (61.4%)                             OF SHARES    VALUE
                                                  ---------- -----------
AGRICULTURAL SERVICES (0.1%)
    Veterinary Centers of America, Inc. (a)
                                                     500      $ 6,766


APPAREL & OTHER FINISHED PRODUCTS (0.1%)
    Oshkosh B'Gosh, Inc.                             700       14,634

BASIC CHEMICAL PLASTICS & SYNTHETICS (1.8%)
    Albemarle Corporation                          3,200       74,000
    Alpharma, Inc.                                   100        3,556
    Church & Dwight, Inc.                            300       13,050
    Cytec Industries, Inc. (a)                       300        9,563
    H. B. Fuller Company                             400       27,338
    Lubrizol Corporation                             100        2,725
    Medicis Pharmaceutical Corporation (a)           500       12,687
    Roberts Pharmaceutical Corporation (a)           500       12,125
    The Scotts Company (a)                           100        4,762
    The Valspar Corporation                          300       11,400
    W.R. Grace & Company (a)                         200        3,675
                                                             -----------
                                                              174,881

BUSINESS SERVICES (2.8%)
    ADVO, Inc. (a)                                   400        8,300
    American Management Systems, Inc. (a)            800       25,625
    Avant! Corporation (a)                           400        5,037
    IMRglobal Corporation (a)                        300        5,794
    Interim Services, Inc. (a)                       700       14,438
    Jack Henry & Associates, Inc.                    100        3,913
    Lason, Inc. (a)                                  600       29,850
    Mercury Interactive Corporation (a)              100        3,544
    NCO Group, Inc. (a)                              700       26,512
    Orbotech Ltd. (a)                                600       30,937
    Personnel Group of America, Inc. (a)             700        7,000
    Progress Software Corporation (a)              1,200       34,124
    Rent-A-Center, Inc. (a)                          800       19,175
    Sterling Software, Inc. (a)                      400       10,675
    Symantec Corporation (a)                       1,900       48,509
                                                             -----------
                                                              273,433
COMMUNICATIONS (0.1%)
    Telefonos de Venezuela                           300        8,175


DEPOSITORY INSTITUTIONS (3.8%)
    Bank United Corporation                          700       28,109
    City National Corporation                        200        7,487
    Coast Federal (a)                                300          328
    Dime Community Bancshares                        400        9,250
    First Republic Bank (a)                          200        5,788
    FirstFed Financial Corporation (a)             2,000       38,500
    Flagstar Bancorp, Inc.                         1,100       27,705
    Harbor Florida Bancorp, Inc.                   1,200       14,663
    MAF Bancorp, Inc.                              1,275       30,879
    Mid-America Bancorp                                6          148
    Oriental Financial Group, Inc.                   300        7,237
    PFF Bancorp, Inc.(a)                             700       13,191
    Queens County Bancorp, Inc.                      700       22,641
    Republic Bancorp, Inc.                         2,125       32,405
    Roslyn Bancorp, Inc.                           5,360       92,292
    U.S. Trust Corporation                           300       27,750
    Washington Federal, Inc.                         570      $12,772
    Webster Financial Corporation                    400       10,875
                                                              ----------
                                                              382,020
EATING & DRINKING PLACES (2.8%)
    Applebee's International, Inc.                   100        3,025
    Bob Evans Farms, Inc.                            900       17,859
    Brinker International, Inc. (a)                1,900       51,656
    CEC Entertainment, Inc. (a)                    1,200       50,700
    Foodmaker, Inc. (a)                            3,000       85,125
    Ruby Tuesday, Inc.                             2,700       51,300
    Ryan's Family Steak Houses, Inc.               1,500       17,391
                                                              ----------
                                                              277,056
ELECTRIC GAS & SANITARY SERVICES   (1.0%)
    Aqua Alliance, Inc. (a)                        1,400        1,400
    Calpine Corporation (a)                          500       27,000
    OGE Energy Corporation                           100        2,375
    Rochester Gas & Electric Corporation           2,500       66,406
    Safety-Kleen Corporation (a)                     200        3,625
                                                              ----------
                                                              100,806
ELECTRICAL & ELECTRONICS MACHINERY (1.5%)
    CTS Corporation                                  700       49,000
    Genlyte Group, Inc. (a)                        1,400       31,456
    Imation Corporation (a)                          200        4,963
    Moog, Inc. (a)                                   300       10,312
    SLI, Inc. (a)                                    100        2,700
    Standard Motor Products                          400        9,800
    The DII Group, Inc. (a)                          100        3,719
    TranSwitch Corporation (a)                       650       30,773
    Triumph Group, Inc. (a)                          400       10,200
                                                              ----------
                                                              152,923
FABRICATED METAL PRODUCTS (2.0%)
    Ball Corporation                               1,700       71,825
    Mark IV Industries, Inc.                         300        6,337
    NCI Building Systems, Inc. (a)                   700       14,963
    Nortek, Inc. (a)                                 400       12,525
    Tower Automotive, Inc. (a)                     2,100       53,419
    United Dominion Industries Ltd.                1,100       26,675
                                                              ----------
                                                              185,744
FOOD & KINDRED PRODUCTS (1.4%)
    Canandaigua Brands, Inc. (a)                   1,200       62,887
    Corn Products International, Inc.                100        3,044
    IBP, Inc.                                      1,400       33,250
    Imperial Holly Corporation                         1            4
    Smithfield Foods, Inc. (a)                     1,300       43,266
                                                              ----------
                                                              142,451
FURNITURE & FIXTURES (1.2%)
    BE Aerospace, Inc.(a)                            800       14,975
    Ethan Allen Interiors, Inc.                      150        5,662
    Furniture Brands International, Inc. (a)       2,900       80,838
    La-Z-Boy, Inc.                                   700       16,100
                                                              ----------
                                                              117,575

                                       21

                      Zweig Equity (Small Cap) Portfolio

                                                Number
                                                  of
COMMON STOCKS (CONTINUED)                       Shares       Value
                                             ------------ -----------
GENERAL BUILDING CONTRACTORS (2.5%)
    Clayton Home, Inc.                           1,600     $ 18,300
    Crossman Communities, Inc. (a)                 600       17,381
    Del Webb Corporation                           700       16,713
    Fairfield Communities, Inc. (a)                500        8,063
    Kaufman & Broad Home Corporation             1,200       29,850
    Lennar Corporation                             300        7,200
    M.D.C. Holdings, Inc.                          400        8,600
    McGrath Rentcorp                               200        3,925
    NVR, Inc. (a)                                  300       15,656
    Pulte Corporation                            3,200       73,800
    Standard Pacific Corporation                 1,300       16,819
    The Ryland Group, Inc.                         600       17,812
    Toll Brothers, Inc. (a)                        600       12,862
    U.S. Home Corporation (a)                      400       14,200
                                                           -----------
                                                            261,181
GENERAL MERCHANDISE STORES (1.0%)
    99 Cents Only Stores (a)                       200        9,988
    Ames Department Stores, Inc. (a)             1,100       50,119
    Shopko Stores, Inc. (a)                        800       29,000
    The Neiman Marcus Group, Inc. (a)              300        7,706
                                                           -----------
                                                             96,813
HEAVY CONSTRUCTION CONTRACTORS (0.1%)
    Morrison Knudsen Corporation (a)               900        9,281

HOLDING & OTHER INVESTMENTS OFFICES (4.5%)
    Bradley Real Estate, Inc.                      500       10,375
    Brandywine Realty Trust                        600       11,888
    Camden Property Trust                          300        8,325
    CarrAmerica Realty Corporation                 500       12,500
    CBL & Associates Properties, Inc.            2,500       65,938
    Cornerstone Properties, Inc.                   800       12,700
    Developers Diversified Realty Corporation      600        9,975
    Essex Property Trust, Inc.                     400       14,150
    General Growth Properties                    1,600       56,800
    Glenbourough Realty Trust, Inc.                600       10,500
    Health Care REIT, Inc.                         400        9,300
    Liberty Property Trust                       2,900       72,137
    Mack-Cali Realty Corporation                   400       12,375
    MGI Properties, Inc.                           300        8,475
    Pacific Gulf Properties, Inc.                  400        9,050
    Pan Pacific Retail Properties, Inc.            400        7,750
    Prentiss Properties Trust                      400        9,400
    Reckson Associates Realty Corporation          700       16,450
    RFS Hotel Investors, Inc.                    1,200       15,075
    Taubman Centers, Inc.                        3,000       39,562
    The Rouse Company                              500       12,687
    TriNet Corporate Realty Trust, Inc.            400       11,075
    Urban Shopping Centers, Inc.                   300        9,450
                                                           -----------
                                                            445,937
HOTELS & OTHER LODGING (0.1%)
    Extended Stay America, Inc. (a)                300        3,600

INDUSTRIAL MACHINERY & EQUIPMENT (3.8%)
    Astec Industries, Inc. (a)                     800       32,900
    Briggs & Stratton Corporation                1,100       63,525
    Donaldson Company, Inc.                        500       12,250
    Lincoln Electric Holdings                      200        4,150
    SPS Technologies, Inc. (a)                   1,300       48,750
    Tecumseh Products Company                      300       18,159
    Terex Corporation (a)                        1,200       36,525
    The Manitowoc Company, Inc.                  2,225     $ 92,616
    Xircom, Inc. (a)                             1,400       42,131
    YORK International Corporation               1,100       47,094
                                                           -----------
                                                            398,100
INSTRUMENTS & RELATED PRODUCTS (1.2%)
    Fossil, Inc. (a)                             2,250      108,563
    ResMed, Inc. (a)                               200        6,631
                                                           -----------
                                                            115,194
 INSURANCE AGENTS BROKERS (0.2%)
    E. W. Blanch Holdings, Inc.                    300       20,456

INSURANCE CARRIERS (2.8%)
    National Western Life Insurance Co. (a)        100        9,712
    Everest Reinsurance Holdings, Inc.             400       13,050
    FBL Financial Group, Inc.                      700       13,650
    Financial Security Assurance Holding Ltd.    1,300       67,600
    Hartford Life, Inc.                            100        5,263
    HCC Insurance Holding, Inc.                    400        9,075
    Liberty Financial Companies, Inc.            1,200       34,950
    Medical Assurance, Inc. (a)                    293        8,277
    Nationwide Financial Services, Inc.            400       18,100
    Radian Group, Inc.                             833       40,675
    Stewart Information Services
    Corporation                                    500       10,563
    Triad Guaranty, Inc. (a)                     1,200       21,525
    Trigon Healthcare, Inc. (a)                    600       21,825
    UICI (a)                                       500       13,813
                                                           -----------
                                                            288,078
LEATHER & LEATHER PRODUCTS (0.2%)
    The Timberland Company (a)                     300       20,419

LIVESTOCK (0.5%)
    Michael Foods, Inc.                          1,300       30,388
    Pilgrim's Pride Corporation                    700       21,000
                                                           -----------
                                                             51,388
LUMBER & WOOD PRODUCTS (0.9%)
    Champion Enteprises, Inc. (a)                1,200       22,350
    MacMillan Bloedel Ltd.                       1,200       21,713
    TJ International, Inc.                       1,400       43,225
                                                           -----------
                                                             87,288
MISC. MANUFACTURING INDUSTRIES (0.1%)
    Callaway Golf Company                          200        2,925

MOTION PICTURES (0.2%)
    Hollywood Entertainment Corporation (a)        900       17,578

NONDEPOSITORY INSTITUTIONS (1.3%)
    Doral Financial Corporation (b)              4,200       72,319
    Healthcare Financial Partners, Inc. (a)        400       13,700
    Metris Companies, Inc.                         400       16,300
    Resource Bancshares Mortgage Group, Inc.     3,100       31,581
                                                           -----------
                                                            133,900
OIL & GAS EXTRACTION (0.1%)
    Equitable Resources, Inc.                      100        3,775

PAPER & ALLIED PRODUCTS (0.3%)
    Wausau-Mosinee Paper Corporation                 1           11
    Chesapeake Corporation                         900       33,694
    Domtar, Inc.                                   100          950
                                                           -----------
                                                             34,655

                                       22

                       Zweig Equity (Small Cap) Portfolio

                                                   Number
COMMON STOCKS (CONTINUED)                        of Shares     Value
                                                 ----------- ----------
PETROLEUM & COAL PRODUCTS (0.3%)
    Elcor Corporation                                 300    $13,106
    Murphy Oil Corporation                            300     14,644
                                                             ----------
                                                              27,750
PRIMARY METAL PRODUCTS (1.5%)
    AFC Cable Systems, Inc. (a)                     1,200     42,375
    CommScope, Inc. (a)                             1,200     36,900
    Curtiss-Wright Corporation                        200      7,775
    General Cable Corporation (a)                     800     12,800
    Internet Corporation                            1,200     18,075
    Mueller Industries, Inc. (a)                      200      6,788
    Roanoke Electric Steel Corporation                 50        867
    Tredegar Industries, Inc.                       1,050     22,837
                                                             ----------
                                                             148,417
PRINTING & PUBLISHING (0.9%)
    Merrill Corporation                             1,500     21,282
    Quebecor Printing, Inc.                           300      6,506
    World Color Press, Inc. (a)                     2,200     60,500
                                                             ----------
                                                              88,288
RAILROAD TRANSPORTATION (0.1%)
    Florida East Coast Industries, Inc.               300     13,275

REAL ESTATE (0.4%)
    Castle & Cooke, Inc. (a)                          400      7,050
    Catellus Development Corporation (a)            1,700     26,350
    U.S. Restaurant Properties, Inc.                  400      8,500
                                                             ----------
                                                              41,900
RETAIL-APPAREL & ACCESSORIES (2.2%)
    American Eagle Outfitters, Inc. (a)             1,400     63,744
    Ann Taylor Stores Corporation (a)               1,600     72,000
    The Buckle, Inc. (a)                              650     18,688
    The Cato Corporation                            2,400     27,900
    Claire's Stores, Inc.                           1,300     33,313
    Pacific Sunwear of California, Inc. (a)         1,200     29,287
    The Talbot's, Inc.                                100      3,812
                                                             ----------
                                                             248,744

RETAIL-MISCELLANEOUS (1.4%)
    Micro Warehouse, Inc. (a)                         200      3,550
    Trans World Entertainment Corporation (a) (b)   3,800     42,513
    Zale Corporation (a) (b)                        2,300     92,000
                                                             ----------
                                                             138,063
RUBBER & MISC PLASTICS PRODUCTS (0.6%)
    Cooper Tire & Rubber Company                    1,700     40,162
    Spartech Corporation                              700     22,138
                                                             ----------
                                                              62,300
SECURITY & COMMODITY BROKERS (0.2%)
    Legg Mason, Inc.                                  400     15,400


SERVICES AMUSEMENT EXCL MOTION (0.3%)
    Bally Total Fitness Holding Corporation (a)     1,200     34,050

SERVICES-AUTO REPAIR GARAGES (0.7%)
    Avis Rent A Car, Inc. (a)                       1,800     52,425
    Rollins Truck Leasing Corporation               1,600     17,800
                                                             ----------
                                                              70,225
SERVICES-ENGINEERING ACCOUNTING (0.4%)
    Jacobs Engineering Group, Inc. (a)                400     15,200
    URS Corporation (a)                               700     20,519
                                                             ----------
                                                              35,719
SERVICES-HEALTH SERVICES (0.5%)
    Hooper Holmes, Inc.                             1,100     22,413
    Universal Health Services, Inc. (a)               500     23,875
                                                             ----------
                                                              46,288
SPECIAL TRADE CONTRACTORS (0.8%)
    Dycom Industries, Inc. (a)
                                                    1,450    $81,200


STONE CLAY & GLASS PRODUCTS (1.3%)
    Centex Construction Products, Inc.              1,200     40,950
    Cristalerias de Chile - ADR                       300      4,631
    Lone Star Industries, Inc.                      2,300     86,394
                                                            -----------
                                                             131,975
TEXTILE MILL PRODUCTS (0.2%)
    BJ's Wholsale Club, Inc. (a)                      200      6,013
    Mohawk Industries, Inc. (a)                       400     12,150
    Springs Industries, Inc.                          100      4,362
                                                            -----------
                                                              22,525

TRANSPORTATION BY AIR (1.2%)
    America West Holdings Corporation (a)           3,300     62,288
    Midwest Express Holdings, Inc. (a)                250      8,500
    Sky West, Inc. (b)                              1,900     47,203
                                                            -----------
                                                             117,991
TRANSPORTATION EQUIPMENT (4.4%)
    A.O. Smith Corporation                            450     12,600
    Arvin Industries, Inc. (b)                      2,200     83,324
    Avondale Industries, Inc. (a)                   2,300     89,844
    Cordant Technologies, Inc.                      1,800     81,338
    JLG Industries, Inc.                              600     12,225
    MotivePower Industries, Inc. (a) (b)            3,350     60,300
    Newport News Shipbuilding Inc.                    500     14,750
    Thor Industires, Inc.                             300      8,513
    Varlen Corporation                              1,450     58,453
    Winnebago Industries                            1,000     22,500
                                                            -----------
                                                             443,847
TRUCKING & WAREHOUSING (2.4%)
    CNF Transportion, Inc.                            100      3,838
    M.S. Carriers, Inc. (a)                         2,400     71,175
    US Freightways Corporation                      2,300    105,872
    Werner Enterprises, Inc.                        3,025     62,768
                                                            -----------
                                                             243,653
WATER TRANSPORTATION (0.3%)
    Alexander & Baldwin, Inc.                         500     11,094
    Sea Containers, Ltd.                              700     23,494
                                                            -----------
                                                              34,588
WHOLESALE TRADE - DURABLE GOOD (2.0%)
    Action Performance Companies, Inc. (a)            400     13,188
    Borg-Warner Automotive, Inc.                    1,300     71,500
    Crane Co.                                         200      6,288
    Hughes Supply, Inc.                               500     14,843
    Insight Enterprises, Inc. (a)                   3,075     76,010
    Simpson Manufacturing Co., Inc. (a)               300     14,250
                                                            -----------
                                                             196,079
WHOLESALE TRADE - NONDURABLE GOOD (0.9%)
    Fresh Del Monte Produce, Inc. (a)                 700      9,888
    Handleman Company (a)                           1,200     14,175
    Myers Industries, Inc.                            700     14,000
    The Men's Wearhouse, Inc. (a)                     100      2,568
    United Stationers, Inc. (a)                     2,300     50,672
    Valhi, Inc.                                       200      2,225
                                                            -----------
                                                              93,528
                                                            -----------

TOTAL COMMON STOCKS (Cost $5,376,895)                       6,162,837

                       Zweig Equity (Small Cap) Portfolio

                                           Principal
                                            Amount       Value
                                           ----------- -----------
SHORT-TERM SECURITIES (38.6%)

U.S. GOVERNMENT OBLIGATIONS (34.5%)
  U.S. Treasury Bill, 4.365%, due
  7/29/1999 (b)                             $   50,000    $ 49,830
  Federal Home Loan Mortgage,
    Discount Notes, 4.760%  due 7/2/1999       500,000     499,934
  Federal Home Loan Mortgage
    Discount Notes, 5.030%, due 8/12/1999    1,330,000   1,322,195
  Federal National Mortgage Association
    Discount Notes, 4.790%, due 7/19/1999    1,560,000   1,556,264
  Federal National Mortgage Association
    Discount Notes, 5.010%, due 7/28/99      1,000,000     996,243
                                                       -----------
                                                         4,424,466
REPURCHASE AGREEMENT (4.1%)
  State Street Bank, 3.50%, due 7/1/1999
  (Dated 6/30/1999, collateralized by
  U.S. Treasury Note, 7.875%,
  due 2/15/2021, value $414,000)               404,216     404,216
                                                       -----------

TOTAL SHORT-TERM SECURITIES (Cost $4,828,682)            4,828,682
                                                       -----------

TOTAL INVESTMENTS (100.0%) (Cost $10,205,577)          $10,991,519
                                                       ===========

(a)  Non-income producing.

(b) A portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of the securities pledged amounted to $413,943.

FUTURES CONTRACTS

                               EXPIRATION   CONTRACT   UNREALIZED
                                  DATE       AMOUNT      GAIN
                               ----------- ----------- -----------
1 S&P 500 Index
    Futures Contract-Long      Sept. 1999    $345,425     $140

OTHER INFORMATION:
  Purchases and sales of securities, excluding short-term securities, for the year ended June 30, 1999, aggregated $7,148,996 and $11,773,858, respectively. At June 30, 1999, net unrealized appreciation for tax purposes aggregated $781,696, of which $1,010,231 related to appreciated investments and $228,535 related to depreciated investments. The aggregate cost of securities was $10,209,823 for tax purposes.

SEE ACCOMPANYING NOTES.

                                   The Legends Fund, Inc.

                                Notes to Financial Statements

                                        June 30, 1999


1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

The Legends Fund, Inc. (the "Fund") was formed on July 22, 1992. The Fund is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. As of June 30, 1999, the Fund had four investment portfolios (the "Portfolios"): Harris Bretall Sullivan & Smith Equity Growth, Scudder Kemper Value, Zweig Asset Allocation, and Zweig Equity (Small
Cap). ARM Securities Corporation ("ARM Securities"), a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc., distributes shares of the Fund to a variable annuity separate account of both Integrity Life Insurance Company ("Integrity") and its wholly owned subsidiary, National Integrity Life Insurance Company ("National Integrity"). Integrity Capital Advisors, Inc. ("Integrity Capital Advisors"), registered with the Securities and Exchange Commission as an investment adviser, provides management services to the Fund pursuant to a management agreement (the "Management Agreement") effective July 10, 1998.

ARM Financial Group, Inc. ("ARM") is the ultimate parent of Integrity Capital Advisors, Integrity, National Integrity, and ARM Securities. ARM specializes in the growing asset accumulation business with particular emphasis on retirement savings and investment products. At June 30, 1999, ARM had approximately $10.4 billion of assets under management.

BASIS OF PRESENTATION

The accompanying financial statements have been prepared in accordance with generally accepted accounting principles ("GAAP") for investment companies.

SECURITY VALUATION

Stocks that are traded on a national exchange are valued at the last sale price on the exchange on which they are primarily traded, or, if there is no sale, at the mean between the current bid and asked prices. Over-the-counter securities for which market quotations are readily available are valued at the mean of the current bid and asked prices.

                                   The Legends Fund, Inc.

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Short-term debt securities with remaining maturities of 61 days or more for which reliable quotations are readily available are valued at current market quotations. Short-term investments with remaining maturities of 60 days or less are valued using the amortized cost method of valuation, which approximates market value. Bonds and other fixed-income securities (other than short-term securities described above) are valued using market quotations provided by a pricing service under procedures approved by the Fund's Board of Directors.

Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the closing settlement price. Futures and option positions or any other securities or assets for which reliable market quotations are not readily available or for which valuation cannot be provided by a pricing service approved by the Board of Directors of the Fund are valued at fair value as determined in good faith by the Board of Directors.

SECURITY TRANSACTIONS

Securities transactions are accounted for as of the trade date. Interest income is accrued daily. Dividend income is recorded on the ex-dividend date. Premiums and discounts on securities purchased are amortized using the effective interest method. Realized gains and losses on sales of investments are determined on the basis of nearest average for all of the Portfolios except Zweig Asset Allocation, which uses the first-in, first-out method.

FEDERAL INCOME TAX MATTERS

The Fund complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and distributes its taxable net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required. The Zweig Equity (Small
Cap) Portfolio has a capital loss carryforward of $239,894, which expires in 2007.

DIVIDEND DISTRIBUTIONS

Dividends from net investment income and distributions from net realized gains are declared and distributed annually. Dividends and distributions are recorded on the ex-dividend date. All dividends are reinvested in additional full and fractional shares of the related Portfolios.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures transactions, passive foreign investment companies, capital losses, and losses deferred due to wash sales.

                                   The Legends Fund, Inc.

FUTURES CONTRACTS

Certain Portfolios may enter into futures contracts to protect against adverse movement in the price of securities in the Portfolio or to enhance investment performance. When entering into a futures contract, changes in the market price of the contracts are recognized as unrealized gains or losses by marking each contract to market at the end of each trading day through a variation margin account. When a futures contract is closed, the Portfolios record a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The face amount of the futures contracts shown in the Schedule of Investments reflects each contract's value at June 30, 1999.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The Portfolios bear the market risk that arises from any changes in contract values.

REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements with institutions that the Fund's investment manager, Integrity Capital Advisors, has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The value of the securities transferred is monitored daily to ensure that the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the Fund under each repurchase agreement.

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

                                   The Legends Fund, Inc.

2.   INVESTMENT ADVISORY AGREEMENTS AND PAYMENTS TO RELATED PARTIES

Integrity Capital Advisors, the Fund's investment adviser, has entered into a sub-advisory agreement with a registered investment adviser ("Sub-Adviser") for each of the Portfolios. Integrity Capital Advisors, not the Fund, pays the sub-advisory fee to each of the Sub-Advisers.

Listed below are management and sub-advisory fees payable as a percentage of average daily net assets:


PORTFOLIO                                                  MANAGEMENT FEE       SUB-ADVISORY FEE
------------------------------------------------------------------------------------------------------
Harris Bretall Sullivan & Smith Equity Growth                  0.65%                0.40%
Scudder Kemper Value                                           0.65%                0.40%
Zweig Asset Allocation                                         0.90%                0.65%
Zweig Equity (Small Cap)                                       1.05%                0.80%

Under the Management Agreement, Integrity Capital Advisors provides certain management services to the Fund, and the Fund is responsible for certain of its direct operating expenses. Integrity Capital Advisors has voluntarily agreed to reimburse each of the Portfolios for operating expenses (excluding management fees) above an annual rate of 0.5% of average daily net assets. Integrity Capital Advisors has reserved the right to withdraw or modify its policy of expense reimbursement for the Portfolios.

Certain officers and directors of the Fund are also officers of ARM, ARM Securities, Integrity Capital Advisors, Integrity, and National Integrity. The Fund does not pay any amounts to compensate these individuals.

3.   CAPITAL SHARES

At June 30, 1999, the Fund had authority to issue one billion (1,000,000,000) shares of common stock, $.001 par value each, in any class or classes as determined by the Board of Directors. At such date, four classes of shares authorized by the Board of Directors were being offered as follows: 55,000,000 shares each for Harris Bretall Sullivan & Smith Equity Growth, Scudder Kemper Value, Zweig Asset Allocation, and Zweig Equity (Small Cap).

At June 30, 1999, Integrity, through its variable annuity Separate Account II, and National Integrity, through its variable annuity Separate Account II, were the record owners of all the outstanding shares of the Fund.

                                   The Legends Fund, Inc.

4.   SHAREHOLDER MEETINGS

A Special Meeting of Shareholders of the Zweig Asset Allocation Portfolio and Zweig Equity (Small Cap) Portfolio was held on March 30, 1999. Each matter voted upon at that meeting, as well as the number of votes cast for, against or withheld, the number of abstentions, and the number of broker non-votes with respect to such matters, are set forth below:


     (1) The Zweig Asset Allocation Portfolio shareholders approved a new sub-advisory agreement and a new sub-advisory servicing agreement by and among Zweig/Glaser Advisors, certain of its affiliates and Zweig Consulting LLC.

                       Shares                     Shares                                            Broker
                     Voted "For"             Voted "Against"            Abstentions                Non-Votes
               ------------------------    ---------------------    ---------------------    ----------------------
                    2,628,798.08               191,438.169                   -                         -

     (2) The Zweig Equity (Small Cap) Portfolio shareholders approved a new sub-advisory agreement and a new sub-advisory servicing agreement by and among Zweig/Glaser Advisors, certain of its affiliates and Zweig Consulting LLC.

                       Shares                     Shares                                            Broker
                     Voted "For"             Voted "Against"            Abstentions                Non-Votes
               ------------------------    ---------------------    ---------------------    ----------------------
                     923,814.47                124,537.706                   -                         -

5.  SUBSEQUENT EVENTS RELATING TO ARM AND INTEGRITY

On July 29, 1999, ARM announced that it is restructuring its institutional business and positioning its retail business and technology operations for the sale of ARM. ARM's efforts to find a buyer have been unsuccessful. As a result, ARM has sought protection with respect to its insurance subsidiary, Integrity, from the Ohio Department of Insurance. Integrity is domiciled in Ohio. On August 20, 1999, Integrity consented to a Supervision Order issued by the Ohio Department of Insurance. The Supervision Order will remain in effect for 60 days. Unless the Ohio Department of Insurance begins proceedings for the appointment of a rehabilitator or liquidator, the Supervision Order may automatically be extended for successive 60-day periods until written notice is given to Integrity ending the supervision.

This regulatory action is intended to ensure an orderly process for addressing the financial obligations of Integrity and to protect the interests of its individual policyholders. ARM believes that Integrity has adequate assets to meet its obligations to individual retail policyholders. Integrity will continue payments of death benefits, previously scheduled systematic withdrawals, previously scheduled immediate annuity payments, and agent commissions, but must receive written consent from the Ohio Department of Insurance for other payments. In particular, the Supervision Order suspends the processing of surrenders of policies except in cases of approved

                                   The Legends Fund, Inc.

5.  SUBSEQUENT EVENTS RELATING TO ARM AND INTEGRITY (CONTINUED)

hardship. Integrity intends to seek appropriate relief to the extent necessary from the Securities and Exchange Commission to effectuate the suspension of surrenders.

The possibility exists that National Integrity could be placed under rehabilitation by the New York Department of Insurance if the New York Department believes that such action is necessary or appropriate to protect the interests of policyholders. New York is the domiciliary state of National Integrity.

The Board of Directors of ARM is continuing to explore all strategic alternatives, including the sale of ARM's subsidiaries or its businesses. There can be no assurance that a transaction for the sale of ARM's insurance subsidiaries or its businesses will be developed or consummated or as to the price or value that might be obtained.

If ARM is unable to find a suitable buyer for its subsidiaries or its businesses or receive a significant infusion of capital from an investor or investors, then ARM's ability to continue as a going concern is in substantial doubt. Without the financial strength of a buyer or investor, ARM will likely not have adequate levels of capital to service its obligations, including the $38 million debt and $75 million of preferred stock. There can be no assurance that ARM will be able to obtain sufficient capital to meet its liquidity needs. Accordingly, ARM is considering all of the options available to it, including a possible bankruptcy filing at the holding company level.

Integrity Capital is a wholly owned subsidiary of ARM. Integrity Capital is dependent on ARM for its employees, overhead and services provided. The Board of Directors is monitoring the situation involving ARM. Pursuant to an Investment Management Agreement, Integrity Capital's operations are administered and managed by ARM. Following the July 29, 1999 announcement, certain of ARM's insurance subsidiaries' ratings were lowered by four significant rating agencies. If ARM were to liquidate under federal or state bankruptcy laws, there can be no assurance that Integrity Capital would be able to provide services under the agreement mentioned above.

                                   The Legends Fund, Inc.

                                    Portfolio Performance



                   Harris Bretall Sullivan & Smith Equity Growth Portfolio

                Comparison of the change in value of $10,000 invested in the Harris Bretall Sullivan & Smith Equity Growth Portfolio and the S&P 500 Index


                                             [CHART]

     Date        Harris Bretall            S&P 500
                 Sullivan & Smith           Index
                 Equity Growth Portfolio
    12/8/92            $10,000             $10,000
     Dec 92            $10,050             $10,088
     Jun 93             $9,710             $10,579
     Dec 93            $10,050             $11,102
     Jun 94             $9,360             $10,727
     Dec 94            $10,460             $11,248
     Jun 95            $12,850             $13,519
     Dec 95            $13,771             $15,471
     Jun 96            $14,597             $17,032
     Dec 96            $15,692             $19,021
     Jun 97            $19,010             $22,939
     Dec 97            $21,149             $25,142
     Jun 98            $24,544             $29,593
     Dec 98            $28,690             $32,327
     Jun 99            $33,182             $36,328

-         Average annual total return since inception: 20.06%
-         Total return for the year ended June 30, 1999: 35.19%
-         Total return for the five year period ended June 30, 1999: 28.80%
- Performance relates to the Portfolio and does not reflect separate account variable annuity contracts.
-         Portfolio commenced operations on December 8, 1992.
-         Past performance is not predictive of future performance.

                                   The Legends Fund, Inc.

          HARRIS BRETALL SULLIVAN & SMITH EQUITY GROWTH PORTFOLIO (CONTINUED)

SUB-ADVISER'S DISCUSSION

For the fiscal year ended June 30, 1999, the portfolio finished up 35.2%. The equity portfolio performed well again this past quarter, earning approximately 2.73%. The Harris Bretall Sullivan & Smith Equity Growth Fund enjoyed another terrific return for the last 12-month period, beating the S&P 500 index benchmark once again.

Since the end of 1995, we have stated our firm belief that the Dow Jones Industrial Average would surpass the 10,000 level by the end of the year 2000. In March, this goal was reached, around 18 months ahead of our prediction. As we compare the current economic fundamentals to those of late 1995, we find evidence that Dow 10,000 is just the beginning of the market records to come.

The last fiscal year ending June 30, 1999 was a very difficult investment environment, filled with extreme volatility in the financial markets, which makes last year's performance even more exciting to report. While the economic situation in the United States was quite positive, Asian economies needed a boost. From July to October 1998, world financial markets declined swiftly and significantly. The cause for this volatility was primarily economic instability in Russia, Asia, and Latin America. Additionally, some financial institutions and hedge funds made the news because of some failed strategies, marking a sour beginning for the first four months of the recent fiscal year.

Finance ministers around the world, and Federal Reserve Chairman Alan Greenspan in particular, helped bring the slide to a halt through a series of interest rate cuts. In late October 1998, stocks began to rise as interest rates fell. By providing liquidity, finance ministers around the world signaled that the global markets would have the capital needed to grow. Furthermore, this economic growth occurred without inflationary pressure.

With lower interest rates and easier access to needed capital, international economies began to show signs of economic recovery. The fundamental factors remain very positive for large growth oriented companies. The economy continues to grow here in the United States, and inflation remains tame. The Federal Budget Surplus has increased, establishing the ease for fiscal stimulus if needed down the road. Corporate revenues and earnings are advancing, driven by global market opportunities, technology, and demographics.

In the last half of 1999, we are staying tuned to several issues which could add to the market volatility, including the international economic recovery, the Year 2000 issue, and the beginning of the U.S. Presidential election for 2000. Some of these news events, as well as others, could trigger fears in short-term traders and add volatility to the market. Should this occur, opportunities might arise, and we will continue to focus on the long-term impact and take advantage of any unfounded volatility.

                                   The Legends Fund, Inc.

                               SCUDDER KEMPER VALUE PORTFOLIO

                  Comparison of the change in value of $10,000 invested in
                    Scudder Kemper Value Portfolio and the S&P 500 Index


                                        [CHART]

    Date      Scudder Kemper                S&P 500
              Value Portfolio                Index
    12/14/92           $10,000           $10,000
      Dec 92           $10,180           $10,088
      Jun 93           $10,450           $10,579
      Dec 93           $10,820           $11,102
      Jun 94           $10,740           $10,727
      Dec 94           $10,736           $11,248
      Jun 95           $12,886           $13,519
      Dec 95           $15,622           $15,471
      Jun 96           $16,909           $17,032
      Dec 96           $19,452           $19,021
      Jun 97           $22,621           $22,939
      Dec 97           $25,369           $25,142
      Jun 98           $27,905           $29,593
      Dec 98           $30,039           $32,327
      Jun 99           $32,952           $36,328

-         Average annual total return since inception: 20.00%
-         Total return for the fiscal year ended June 30, 1999: 18.09%
-         Total return for the five year period ended June 30, 1999: 25.13%
- Performance relates to the Portfolio and does not reflect separate account charges applicable to variable annuity contracts.
-         Portfolio commenced operations on December 14, 1992.
-         Past performance is not predictive of future performance.

                                   The Legends Fund, Inc.

                         SCUDDER KEMPER VALUE PORTFOLIO (CONTINUED)

SUB-ADVISER'S DISCUSSION

The U.S. equity market, as measured by the S&P 500, enjoyed another strong year of returns, advancing approximately 22%. Globally, economic fundamentals have remained positive for most of the last year, although U.S. interest rates have edged higher recently, and signs of potential problem areas have become easier to find. Domestically, positive economic fundamentals such as strong employment and wage growth, modest inflation, and robust consumer confidence have kept the general public investing in the stock market. Asia is beginning to improve, while European markets struggle with the effects brought by the European Union. Reflecting these issues, share prices in Asia have done well, in general, while shares in Europe have been mixed over the last year.

Within U.S. markets, investors have seen a number of different investment themes emerge over the last year. The latter half of calendar 1998 and the first months of 1999 saw a continuation of the two tiered "Nifty Fifty/Growth" market. In the first part of the second quarter of 1999, investors saw a "return to value" with a tremendous up move within many depressed cyclicals and commodity oriented companies. Of course, the "internet mania" and "Index" themes have been constant, and Technology stocks have had several very good moves, both up and down. In summary, it's been a very interesting, and for most, a profitable year to be invested in the stock market.

More recently, the market has evolved into a tug of war between value and growth as well as between active and passive management. It is this battle which helps to explain the extreme nature of the shorter-term price movements in sectors, industries and companies. Massive money flows from one area to another have dramatically exaggerated the underlying fundamentals of the economy, sectors, industries and companies, as perceptions and expectations have been mercurial. This has been manifested in the extreme market rotation we have been experiencing in the recent market. It is likely that this rotational market behavior will continue for the foreseeable future until a new or clearer theme emerges as a consensus.

In this context, we have made a larger than usual amount of changes to the portfolio this year. The strong price action of many of our holdings necessitated a scale back in some cases, as positions had grown too large to be prudent. Other successful investments had seen their price-earnings ratio rise to above market levels, thus triggering one of our sell disciplines. Moreover, the two-tier market of last year had left most stocks behind, thus providing the opportunity to buy quality companies which were very depressed in price and valuation and indeed trading near 52 week lows while the market averages were making new highs. This backdrop was our rationale for action in the first quarter. During the second quarter, activity was accelerated as many of our cyclical holdings experienced dramatic rises. This seemed to exhaust upside potential and at the same time, the rotational nature of the market created opportunities in other areas such as the foods, which were down in price over 20% and indeed were near 52 week lows with attractive

                                   The Legends Fund, Inc.

                                        June 30, 1999


                         SCUDDER KEMPER VALUE PORTFOLIO (CONTINUED)

valuations and good longer-term fundamentals. Our activity level, while above our norm, remains competitively low and has been in response to one of the most extreme market environments in the last 25 years. The evolution from a two-tier to a rotational market has entailed some tactical shifts while keeping our eye on the longer-term objectives and principles of our investment philosophy.

Following a long period of strong performance, the portfolio has trailed the S&P 500 Index over the last year, but did far better than the comparable value indices. Looking forward, we are confident that our holdings provide an excellent risk/reward profile versus the overall market. In addition, our transactions have served to improve the quality of the portfolio, while at the same time improving growth prospects, and increasing diversity. Our earnings and dividend growth are expected to exceed the market over the longer-term, but more importantly as a value product, our price earnings ratio is well below the market while our dividend yield is well above the market. Our portfolio continues to favor the financial, consumer staples, consumer cyclicals and capital goods sectors. We continue to underweight the technology, healthcare and utility sectors.

                                   The Legends Fund, Inc.

                                        June 30, 1999



                              ZWEIG ASSET ALLOCATION PORTFOLIO


                Comparison of the change in value of $10,000 invested in the
                   Zweig Asset Allocation Portfolio and the S&P 500 Index


                                     [CHART]

    Date               Zweig  Asset      S&P 500
                       Allocation        Index
                       Portfolio
    12/14/92           $10,000           $10,000
      Dec 92           $10,000           $10,088
      Jun 93           $10,810           $10,579
      Dec 93           $11,495           $11,102
      Jun 94           $11,485           $10,727
      Dec 94           $11,536           $11,248
      Jun 95           $13,164           $13,519
      Dec 95           $14,009           $15,471
      Jun 96           $14,620           $17,032
      Dec 96           $16,087           $19,021
      Jun 97           $17,343           $22,939
      Dec 97           $19,625           $25,142
      Jun 98           $21,052           $29,593
      Dec 98           $19,223           $32,327
      Jun 99           $20,266           $36,328

-         Average annual total return since inception: 11.41%
-         Total return for the year ended June 30, 1999: (3.73)%
-         Total return for the five year period ended June 30, 1999: 12.03%
-         Performance relates to the Portfolio and does not reflect separate account charges applicable to variable annuity contracts.
-         Portfolio commenced operations on December 14, 1992.
-         Past performance is not predictive of future performance.

                                   The Legends Fund, Inc.

                                        June 30, 1999


                        ZWEIG ASSET ALLOCATION PORTFOLIO (CONTINUED)

SUB-ADVISER'S DISCUSSION

The Zweig Asset Allocation fund lost 3.7% for the twelve months ended June 30,1999 compared to the S&P 500, which gained 22.8% during the period.

We began the period 84% in stocks, 16% in cash. As momentum deteriorated through the summer, and the economic/political problems in Russia surfaced, we systematically cut back exposure, reaching a low of 67% in early September. Once the Federal Reserve moved to relieve the global financial strains brought on by the Pacific Rim crises and the Russian default, we started increasing exposure. When the Federal Reserve cut rates a second time in less than a month - an event with extremely bullish historical tendencies - we increased exposure more rapidly, reaching a peak equity allocation of 90% by late October. We ended 1998 approximately 86% invested.

We gradually reduced our investment exposure during the first six months of 1999, as our asset allocation models signaled higher stock market risk. Our monetary indicators worsened as long bond yields rose over 6% and economic data showed marginally higher inflation, reversing five-year trends and spurring the Federal Reserve to raise short-term interest rates. The market reacted to the changing environment with complacency. By the end of June, market momentum was the only component of our research showing better-than-neutral readings. We ended the period 56% invested in stocks.

Our results for the first three quarters of the twelve-month period were severely impacted by the unprecedented extent to which large stocks outperformed small stocks and growth stocks outperformed value stocks. The former is exemplified by disparity in performance between the S&P 500, which was up 14.7% during the nine months and the Russell 2000, which was down 12.2%. The latter can be seen by comparing the returns of the S&P Growth Index (23.4%) and the S&P Value Index (5.2%) during the nine months. Our stock selection, which employs a valuation discipline and does not tend to favor stocks on the basis of size, was punished during this period, and was the major reason for our fund's return shortfall. The period since the end of March, however, has witnessed a return to a more normal market environment and our results improved dramatically during the final quarter of the twelve-month period.

                                   The Legends Fund, Inc.

                                        June 30, 1999


                             ZWEIG EQUITY (SMALL CAP) PORTFOLIO

                Comparison of the change in value of $10,000 invested in the
            Zweig Equity (Small Cap) Portfolio and the Value Line Geometric
            Index


                                      [CHART]

     Date               Zweig Equity      Value Line
                        (Small Cap)       Geometric Index
                        Portfolio
     12/14/92           $10,000           $10,000
       Dec 92           $10,000           $10,106
       Jun 93           $10,110           $10,611
       Dec 93           $10,864           $11,260
       Jun 94           $10,763           $10,482
       Dec 94           $10,797           $10,582
       Jun 95           $11,881           $11,862
       Dec 95           $13,076           $12,624
       Jun 96           $14,102           $13,509
       Dec 96           $15,500           $14,311
       Jun 97           $16,975           $16,010
       Dec 97           $19,388           $17,326
       Jun 98           $20,989           $18,778
       Dec 98           $19,270           $16,670
       Jun 99           $19,051           $17,761

-         Average annual total return since inception: 10.36%
-         Total return for the fiscal year ended June 30, 1999: (9.24%)
-         Total return for the five year period ended June 30, 1999: 12.10%
- Performance relates to the Portfolio and does not reflect separate account charges applicable to variable annuity contracts.
-         Portfolio commenced operations on December 14, 1992.
-         Past performance is not predictive of future performance.

                                   The Legends Fund, Inc.

                                        June 30, 1999


                       ZWEIG EQUITY (SMALL CAP) PORTFOLIO (CONTINUED)


SUB-ADVISER'S DISCUSSION

The Zweig Equity (Small Cap) portfolio was down 9.2%, while the Value Line Index fell 2.3% and the Russell 2000 gained 1.5%.

We began the period 84% in stocks, 16% in cash. As momentum deteriorated through the summer, and the economic/political problems in Russia surfaced, we systematically cut back exposure, reaching a low of 67% in early September. Once the Federal Reserve moved to relieve the global financial strains brought on by the Pacific Rim crises and the Russian default, we started increasing exposure. When the Federal Reserve cut rates a second time in less than a month - an event with extremely bullish historical tendencies - we increased exposure more rapidly, reaching a peak equity allocation of 90% by late October. We ended 1998 approximately 86% invested.

We gradually reduced our investment exposure during the first six months of 1999, as our asset allocation models signaled higher stock market risk. Our monetary indicators worsened as long bond yields rose over 6% and economic data showed marginally higher inflation, reversing five-year trends and spurring the Federal Reserve to raise short-term interest rates. The market reacted to the changing environment with complacency. By the end of June, market momentum was the only component of our research showing better-than-neutral readings. We ended the period 56% invested in stocks.

Our stock selection style had a difficult year. Our approach of balancing growth and value factors in our model in order to construct a portfolio with a below-average price-earnings ratio and above-average earnings growth did not hold up well in this particular market environment. Two strategies were rewarded in the small company market over the past year. The first was to buy stocks with the very highest earnings growth, regardless of price. The second was to be willing to buy stocks with little or no history of being able to generate stable earnings (the success of internet-related stocks contributed to this phenomenon).

Though both of these strategies were essential techniques during the twelve-month period ending June 30, 1999, we think both are unlikely to produce long-term success in the small-cap arena. Their success over the last year has been mostly a function of internet mania and the virtually unprecedented recent bias in the market toward growth stocks. Our more balanced approach, however, has led to above-average results over time, and we believe will come to the forefront once we enter a more typical market environment.